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                             [LOGO] EXCELSIOR FUNDS



                                   Tax-Exempt
                                  Fixed Income
                                   Portfolios


                                 ANNUAL REPORT

                                 March 31, 2002

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
LETTER TO SHAREHOLDERS.....................................................   1
ADVISER'S FIXED INCOME MARKET REVIEW.......................................   2
ADVISER'S INVESTMENT REVIEWS
  Long-Term Tax-Exempt Fund................................................   3
  Intermediate-Term Tax-Exempt Fund........................................   4
  Short-Term Tax-Exempt Securities Fund....................................   5
  New York Intermediate-Term Tax-Exempt Fund...............................   6
  California Tax-Exempt Income Fund........................................   7
STATEMENTS OF ASSETS AND LIABILITIES.......................................   8
STATEMENTS OF OPERATIONS...................................................   9
STATEMENTS OF CHANGES IN NET ASSETS........................................  10
FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS...................  12
PORTFOLIOS OF INVESTMENTS
  Long-Term Tax-Exempt Fund................................................  14
  Intermediate-Term Tax-Exempt Fund........................................  16
  Short-Term Tax-Exempt Securities Fund....................................  18
  New York Intermediate-Term Tax-Exempt Fund...............................  20
  California Tax-Exempt Income Fund........................................  22
NOTES TO FINANCIAL STATEMENTS..............................................  27
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS..........................  35
DIRECTORS/TRUSTEES AND OFFICERS OF THE EXCELSIOR FUNDS COMPLEX.............  36
VOTING RESULTS OF SPECIAL MEETINGS OF SHAREHOLDERS.........................  40
FEDERAL TAX INFORMATION....................................................  41

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate telephone number listed below:

.. Initial Purchase and Prospectus Information and Shareholder Services 1-800-
  446-1012 (From overseas, call 617-483-7297)
.. Current Price and Yield Information 1-800-446-1012
.. Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and expenses regarding Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. may be obtained by contacting the Funds at 1-800-446-1012.

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at the following address:

    Excelsior Funds
    P.O. Box 8529
    Boston, MA 02266-8529

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, THEIR PARENT OR AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

For each of us, our nation, our markets and the world economy the last year proved to be, perhaps, one of the most challenging in several decades.

Prior to the tragic events of September 11, modest market gains during the first fiscal quarter were already eroding, despite two rate cuts by the Federal Reserve. This was due to a seemingly faltering economy and concerns about corporate profits. When the markets re-opened, all the major domestic and international equity market indices fell precipitously, before eventually stabilizing. Our nation, and the financial markets, demonstrated remarkable resilience during the ensuing months. The Federal Reserve cut rates to historically low levels, providing a lift to the fixed-income markets. Consumer confidence remained remarkably steady and the equity markets bounced back, despite the instigation of military action in Afghanistan and revelations of questionable accounting practices at Enron and other major corporations. The latter issue dampened investor confidence in corporate earnings reports as the March 2002 fiscal quarter closed on a flat note.

While the prospects for the U.S. economy seem to be brightening, the world we live in has changed dramatically. As we adapt to the uncertainties of this new environment, we must also re-think our financial needs and objectives. Now, perhaps more than ever, diversification will play a critical role in achieving your investment goals.

As always, we appreciate your confidence in selecting Excelsior to fulfill your investment needs. We remain committed to providing you with first-class investment products and are confident that the broad array of domestic and international equity as well as taxable and tax-exempt fixed-income funds will help you meet your financial objectives.

                                          Sincerely,

                                          /s/ Stephen C. Hassenfelt

                                          Stephen C. Hassenfelt
                                          President

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                     ADVISER'S FIXED INCOME MARKET REVIEW
-------------------------------------------------------------------------------

  The fiscal year that ended on March 31, 2002, was dominated by widely varying perceptions of the economy's health, the direction of interest rates, the Enron accounting scandal, and--in the second half of the year--the terrorist attacks of September 11. All of this spelled volatility for fixed-income securities in the year, as interest rates were mixed to down in the first half, mixed to up in the second.

  In the first fiscal quarter, for instance, bond yields were mixed as short-term interest rates declined sharply in response to multiple Federal Reserve interest rate cuts, and longer-term rates rose on the expectation of a stronger economy later in the year. Specifically, one-year Treasuries declined in yield by 48 basis points while 10-year notes were up by 50 basis points in yield. Spread sectors outperformed Treasuries as investors reached for yield in a low volatility environment. Lower investment grade corporate issues performed best as buyers anticipated improving credit conditions due to Fed reductions. Mortgage- and asset-backed securities also outperformed Treasuries, but lagged corporate issues.

  The environment changed dramatically in the fiscal second quarter, however, as interest rates plunged. The Federal Reserve responded to the weakening economy and September 11 by easing short-term rates aggressively and as investors fled to short-duration Treasuries in a flight to quality. Two-year yields declined by 139 bps while long Treasuries declined in yield by 34 bps. Corporate bond spreads widened relative to Treasuries, and the Treasury yield curve steepened as the outlook for the economy deteriorated. The credit sector was the worst performing sector with the widening in spreads resulting in a giveback of more than two-thirds of the year-to-date outperformance. Mortgage backed securities (MBS) also lagged as the decline in interest rates began a wave of refinancing activity. Commercial mortgage backed securities (CMBS), with their superior prepayment protection, outperformed residential mortgages by 38 bps.

  In the fiscal third quarter, improving prospects for the economy, a sharp turnaround in the equity markets and the increasing likelihood that the Federal Reserve was close to the end in its credit easing cycle caused interest rates to back up. Intermediate maturities rose more than longer maturities as the yield curve flattened beyond 5 years. Optimism for an improvement in the economy tightened corporate spreads relative to Treasuries. As a result, the credit sector was the best-performing sector, reversing its worst-performing status of the prior quarter. Lower-quality credits also benefited from the improvement in sentiment. Within the credit sector the utility sector was the worst performing as it was hit by fallout from the Enron bankruptcy filing. Although yields rose, higher volatility and supply caused the MBS sector to underperform Treasuries by 74 bps. The CMBS sector, on the other hand, benefited from a narrowing of spreads in line with the improved tone in the corporate market and outperformed Treasuries by 37 bps.

  In the fiscal fourth quarter, interest rates backed up as the Federal Reserve shifted to a neutral stance on interest rates following an aggressive easing policy in calendar 2001 that brought the federal funds rate to 1.75%. Short maturities were affected the most as yields on 5-year and 2-year Treasuries rose by 50 to 70 bps, respectively, while longer maturities experienced yield increases of 30-35 bps. Consequently, the Treasury yield curve flattened with the 2-year/30-year spread narrowing by 37 bps to 208 bps.

  Consumer spending proved to be surprisingly resilient despite the recession. Consumer spending has helped the manufacturing sector rebound as firms replenish depleted inventories. The recovery in the economy as well as in the equity markets provided an improved tone for corporate securities despite record new issuance of $216 billion in the quarter. Within the corporate sector, the industrial sector lagged the finance sector. Quality also prevailed as AA-rated corporate securities outperformed BBB-rated issues. The residential MBS and CMBS sectors put in strong performances, as both outperformed Treasuries in the period.

EXCELSIOR TAX-EXEMPT FUNDS, INC.                      LONG-TERM TAX-EXEMPT FUND
-------------------------------------------------------------------------------
  In the first fiscal quarter, investment activity was minimal as we maintained a defensive stance while awaiting greater visibility regarding the U.S. economy. This lowered income streams somewhat; it also caused the Fund to underperform its benchmark slightly because of our emphasis on the longer end of the maturity spectrum at a time when the yield curve steepened. The Fund began and ended the quarter with roughly 30% cash and an average maturity of about 18 years. We remained comfortable with the structure and strategy of the Fund as we expected long rates to trend higher later in the year. Much the same held true in the fiscal second quarter as well and again we kept investment activity minimal. That said, we do note that since rates had risen quite a lot at the end of the previous quarter, we did put some cash (roughly 15%) back to work in August and September and then sold again as the market rallied and rates dropped to their lowest rates of the year. Still, the Fund remained positioned somewhat defensively, maintaining its positioning, given the higher relative yields at the long end as well as our longer-term investment outlook. Heading into the fiscal third quarter, we raised cash from roughly 24% to 33%, in anticipation of higher interest rates. We actually reinvested some of it (about 7%) at higher yields as the quarter ended. That said, rates did not move up as much as we had anticipated. At December 31, cash stood at approximately 27%, and the Fund's average maturity was 20 years. The cash position didn't help the Fund though we were really looking to be in a position to put the cash to work in calendar 2002, in what we expected would be a period of economic recovery and rising interest rates. In the fiscal fourth quarter, rates did, in fact, drift modestly higher. We ended the quarter with roughly 25% cash. Our positioning benefited the Fund and as of fiscal year end, we left our defensive stance intact, looking to put the cash to work in anticipation of continued economic recovery and rising interest rates. For the twelve months ended March 31, 2002, the Fund posted a total return of 2.29%* ranking 203 out of 277 funds, based on total return, in the Lipper General Municipal Debt Fund category.** The Fund's long-term performance has been very strong, ranking 75 and 2 among 193 and 84 funds, respectively, for the same Lipper category for the five and ten years ended March 31, 2002, with cumulative total returns of 30.07%* and 97.88%,* respectively.

                                    [CHART]

                          Long-Term Tax-Exempt Fund+
                 Average Annual Total Return Ended on 3/31/02*

                        1 Year     5 Years     10 Years

                        2.29%       5.40%        7.06%


                        Long-Term       Lehman Brothers         Merrill Lynch
                        Tax-Exempt     Current Municipal        22+ Year Muni
                           Fund          Bond Index***            Index****

03/31/1992               $10,000            $10,000                $10,000
03/31/1993               $11,635            $11,283                $11,443
03/31/1994               $11,910            $11,441                $11,424
03/31/1995               $13,221            $12,145                $12,155
03/31/1996               $14,457            $13,059                $13,182
03/31/1997               $15,216            $13,721                $13,874
03/31/1998               $17,106            $15,134                $15,849
03/31/1999               $18,033            $16,059                $16,889
03/31/2000               $17,317            $15,992                $16,323
03/31/2001               $19,350            $17,527                $18,651
03/31/2002               $19,793            $18,126                $19,229

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.
  The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. All dividends and capital gain distributions are reinvested.
  The Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Beginning with this report, we are now comparing the Fund's performance to the Merrill Lynch 22+ Year Muni Index rather than the Lehman Brothers Current Municipal Bond Index as this index better represents the Fund's investment universe. Further, information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
 *** Source: Lehman Brothers--the Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax-exempt bond market, calculated by using municipal bonds selected as representative of the market.
**** Source: Merrill Lynch--the Index consists of bonds with an outstanding par which is greater than or equal to 25 million and a maturity range greater than or equal to 22 years.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR TAX-EXEMPT FUNDS, INC.              INTERMEDIATE-TERM TAX-EXEMPT FUND
-------------------------------------------------------------------------------
  For the fiscal first quarter, given the continued modest steepening of the yield curve, investment activity was minimal as we were comfortable with the Fund's defensive structure and strategy. We began the period with roughly a seven-year average life and 12% in cash. As we felt that rates wouldn't bounce up significantly in the area, we put some cash to work--lowering cash to 5% and brought the average maturity out to 7.5 years. We feel this strategy proved effective. The fiscal second quarter saw a similar approach. While investment activity continued to be minimal, we did raise some cash via the sale of some shorter-maturity (5 years and in) issues. Since short rates dropped the most, we sold out most of these securities from the Fund and raised cash to 23%, reducing the average maturity to 6.5 years. Given our expectation that rates would rise, particularly at the short end, we structured the Fund with cash at the short end, keeping securities in the eight- to ten-year area. Heading into the fiscal third quarter, as rates began to rise, we extended, putting about 7%-8% of the cash reserves to work at the long end, bringing cash to 15% by quarter end. We adopted a "barbell" Fund structure, increasing to a seven-year average life. Most of the bonds ranged from six to ten years. As a result, the Fund did not benefit from the out performance of the shorter maturities in the period. We remained confident in the Fund's structure and strategy longer term, however, given our expectation of economic recovery, higher interest rates, and out performance of longer bonds. The fiscal fourth quarter saw rates decline. We took the opportunity to extend the Fund's average maturity slightly--from roughly 7 years to 7.5 years. However, as rates began to turn upward, and also to harvest some losses for tax purposes, we brought the average maturity back down to about 6.75%, raising cash levels from about 14% to 17%. We feel this strategy proved effective in the quarter.

                                    [CHART]

                      Intermediate-Term Tax-Exempt Fund+
                 Average Annual Total Return Ended on 3/31/02*

                         1 Year    5 Years    10 Years

                          2.41%      5.19%      5.92%


          Intermediate-  Lehman Brothers    Merrill Lynch  Merrill Lynch
            Term Tax-    5 Year Municipal     3-7 Year       7-12 Year
           Exempt Fund   G.O. Bond Index**  Muni Index***  Muni Index****
         --------------  -----------------  -------------  --------------

03/92        10,000         10,000             10,000         10,000
03/93        11,171         11,019             11,036         11,171
03/94        11,458         11,296             11,198         11,435
03/95        12,185         11,969             11,788         12,139
03/96        13,196         12,880             12,632         13,272
03/97        13,800         13,412             13,142         13,903
03/98        15,016         14,471             14,155         15,366
03/99        15,846         15,296             14,973         16,305
03/00        15,764         15,426             15,114         16,372
03/01        17,358         16,878             16,623         18,284
03/02        17,776         17,517             17,205         18,867

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.
  The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. All dividends and capital gain distributions are reinvested.
  The Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Beginning with this report, we are now comparing the Fund's performance to the Merrill Lynch 3-7 Year and 7-12 Year Muni Indices rather than the Lehman Brothers 5 Year Municipal G.O. Bond Index as these indices better represent the Fund's investment universe. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
  ** Source: Lehman Brothers--the Index is an unmanaged total return performance benchmark for investment-grade tax-exempt government obligation bonds maturing in five years, calculated by using municipal bonds selected as representative of the market.
 *** Source: Merrill Lynch--the Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principle amount having a Moody's investment grade rating and maturities of three to seven years.
**** Source: Merrill Lynch--the Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principle amount having a Moody's investment grade rating and maturities of seven to twelve years.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR TAX-EXEMPT FUNDS, INC.          SHORT-TERM TAX-EXEMPT SECURITIES FUND
-------------------------------------------------------------------------------

  In the fiscal first quarter cash flow into the Fund was substantial. Putting this cash to work proved challenging, as supplies were tight. While activity was minimal, we did sell several 1-year bonds to buy 1.5 year bonds, which allowed a somewhat better yield pickup and pushed the average maturity of the Fund out to around 1.4 years. In the fiscal second quarter, significant cash inflows into the Fund continued; this presented quite a challenge, as it was difficult to put cash to work as rates continued to plummet. Still, we finished the quarter with about 8% cash, pretty much where we had started the period. The average maturity remained at about a year, or slightly longer, and in general we were reluctant to extend beyond that point since rates had dropped so low. The cash inflow situation became even more pronounced in the fiscal third quarter, however, and we did our best to put the cash to work in the period. Still, cash rose to roughly 13% by quarter end. During the final quarter of the fiscal year, the pattern shifted, and we raised cash to 21%, as rates moved higher at the short end. We also decreased the Fund's average maturity from 13 months to 10 months. We feel this strategy proved effective.


                                    [CHART]

                    Short-Term Tax-Exempt Securities Fund+
                 Average Annual Total Return Ended on 3/31/02*

               1 Year     5 Years     Since Inception (12/31/92)

               3.20%       4.01%                3.97%


                 Short-Term     Lehman Brothers     Merrill Lynch
                 Tax-Exempt     3 Year Municipal  1-3 Year Municipal
              Securities Fund     Bond Index**      Bond Index***
              ----------------  ----------------  ------------------

12/31/92           10,000           10,000            10,000
03/31/93           10,165           10,202            10,158
03/31/94           10,425           10,480            10,491
03/31/95           10,784           10,995            10,872
03/31/96           11,369           11,709            11,514
03/31/97           11,772           12,210            11,925
03/31/98           12,362           12,973            12,561
03/31/99           12,920           13,660            13,167
03/31/00           13,103           13,914            13,526
03/31/01           13,887           15,017            14,442
03/31/02           14,331           15,675            15,046


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.
  The above illustration compares a $10,000 investment made in the Fund and broad-based indices since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested.
  The Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Beginning with this report, we are now comparing the Fund's performance to the Merrill Lynch 1-3 Year Municipal Bond Index rather than the Lehman Brothers 3 Year Bond Index as this index better represents the Fund's investment universe. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lehman Brothers--the Index is an unmanaged total return performance benchmark for investment-grade tax-exempt bonds maturing in three years, calculated by using municipal bonds selected as representative of the market.
*** Source: Merrill Lynch--the Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principle amount having a Moody's investment grade rating and maturities of one to three years.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR TAX-EXEMPT FUNDS, INC.     NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND
-------------------------------------------------------------------------------

  Given the continued modest steepening of the yield curve in the fiscal first quarter, we kept investment activity minimal, as we were comfortable with the Fund's basically defensive structure and strategy. We began the period with roughly a seven-year average life and 12% in cash. As we felt that rates wouldn't bounce up significantly, we put some cash to work--lowering cash to 5% and brought the average maturity out to 7.5 years. We feel this strategy proved effective. In the fiscal second quarter, the Fund began with roughly 5% cash and finished with about 13% cash. The average maturity was 7.25 years at the start of the period, dropping to 6.5; duration dropped as well from 6.58 years to 5.1. Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with a longer duration are more sensitive to changes in interest rates then securities of shorter duration. We raised cash via the sale of some shorter-maturity (5 years and in) issues. Since short rates dropped the most, we sold out most of these securities from the Fund. Given our expectation that rates would rise, particularly at the short end, we structured the Fund with cash at the short end, keeping securities in the eight- to ten-year area. In the fiscal third quarter, investment activity was also minimal. Part of this was a result of the lack of availability of bonds in New York. We note as well that we resisted investing as yield spreads expanded in the wake of the September 11 terrorist attacks. As a result, we maintained a 6.5-year average life. Cash continued to flow into the Fund, bringing reserves from 10% at the start of the October to 15% at December's end. We adopted a "barbell" Fund structure. Most of the bonds ranged from six to ten years. As a result, the Fund did not benefit from the outperformance of the shorter maturities in the period. We nevertheless remained confident in the structure and strategy of the Fund for the long term as we expected the economy to continue its recovery and interest rates to rise. We did not alter our approach in the fiscal fourth quarter. We maintained our roughly 6.5-year average maturity as rates declined, and then extended to about 6.75 years as rates began to pick up, dropping cash levels from roughly 15% to about 11%. We feel this strategy proved effective.


                                    [CHART]

                  New York Intermediate-Term Tax-Exempt Fund+
                 Average Annual Total Return Ended on 3/31/02*

                        1 Year     5 Years     10 Years

                        2.54%       5.06%        5.36%


                   New York Intermediate-    Lehman Brothers 5 Year
                   Term Tax-Exempt Fund      Municipal Bond Index**
                 --------------------------  -----------------------

     03/31/92             10,000                      10,000
     03/31/93             10,927                      11,038
     03/31/94             11,131                      11,333
     03/31/95             11,805                      11,980
     03/31/96             12,604                      12,853
     03/31/97             13,166                      13,393
     03/31/98             14,265                      14,418
     03/31/99             15,002                      15,244
     03/31/00             14,930                      15,381
     03/31/01             16,433                      16,833
     03/31/02             16,850                      17,484


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax.
  The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. All dividends and capital gain distributions are reinvested.
  The Fund invests primarily in New York municipal securities and its performance takes into account fees and expenses. The Lehman Brothers 5 Year Municipal Bond Index is an unmanaged total return performance benchmark for investment-grade tax exempt bonds maturing in five years, calculated by using municipal bonds selected as representative of the market. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Lehman Brothers.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR TAX-EXEMPT FUNDS, INC.              CALIFORNIA TAX-EXEMPT INCOME FUND
-------------------------------------------------------------------------------
For the fiscal year ended March 31, 2002, the Fund realized a total return of 3.32%* and ranked 3 out of 11 funds, based on total return, in the Lipper California Short-Intermediate Municipal Debt Funds category*** for the same period. The Funds long term performance has been excellent, ranking 1 out of 8 funds in the same Lipper category for the five years ended March 31, 2002, with a cumulative total return of 25.97%*. Yields on 5-year California AAA municipals were virtually unchanged for the fiscal year when compared to last year, although there was significant volatility throughout the year. During the second fiscal quarter yields dropped approximately 60 basis points, only to rise again during the third fiscal quarter and again through the last fiscal quarter. Yields on non-California municipals are typically higher than California yields. The spread between 5-year California AAA bonds and their national counterparts ranged from 20 basis points to 50 basis points, ending the fiscal year at about 25 basis points. Supply played a large role in the yield differential; the State of California issued over $2 billion in new bonds in the fourth fiscal quarter. In addition, many local agencies brought some sizeable issues to market. The added supply in California resulted in driving yields higher. The difficulties the state encountered with the electricity crisis during calendar 2001 have not all been resolved. The large bond issue that was expected to come to market in the fall to reimburse the State for funds used to purchase additional energy has yet not been issued.
The bonds are expected to come to market sometime in 2002. Budget issues are plaguing many states including California, and in turn are driving down bond ratings. We continue to monitor the Fund for exposure to bonds with credit concerns. The majority of the Fund continues to be invested in AAA rated securities and we feel the Fund is very well positioned to withstand the economic difficulty the State is encountering. The rising yields and the steepening yield curve in the intermediate maturities provided opportunities to reinvest at modestly higher yields. During the year the Fund was positioned somewhat defensively, with an average maturity close to four years, which is on the shorter end of our range to reduce interest rate risk.


                                    [CHART]

                      California Tax-Exempt Income Fund+
                 Average Annual Total Return Ended on 3/31/02*

               1 Year     5 Years     Since Inception (10/1/96)

                3.32%      4.73%              4.49%


              California Tax-Exempt              Merrill Lynch 3-7
                  Income Fund                   Year Municipal Index**

10/31/1996         $10,000                             $10,000
03/31/1997         $10,105                             $10,188
03/31/1998         $10,854                             $10,973
03/31/1999         $11,369                             $11,608
03/31/2000         $11,501                             $11,717
03/31/2001         $12,320                             $12,887
03/31/2002         $12,729                             $13,338

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund's income may be subject to the Alternative Minimum Tax.
  The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 10/1/96 (inception date). All dividends and capital gain distributions are reinvested.
  The Fund invests primarily in California municipal securities and its performance takes into account fees and expenses. The Merrill Lynch 3-7 Year Municipal Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principle amount having a Moody's investment grade rating and maturities of three to seven years. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Merrill Lynch.
*** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Excelsior Tax-Exempt Funds, Inc.
Statements of Assets and Liabilities
March 31, 2002

                                                                            New York
                                             Intermediate-   Short-Term   Intermediate-
                                Long-Term        Term        Tax-Exempt       Term       California
                                Tax-Exempt    Tax-Exempt     Securities    Tax-Exempt    Tax-Exempt
                                   Fund          Fund           Fund          Fund       Income Fund
                               ------------  -------------  ------------  -------------  -----------
  ASSETS:
   Investments, at cost-see
    accompanying portfolios..  $115,929,654  $347,992,816   $154,786,779  $174,670,869   $56,067,715
                               ============  ============   ============  ============   ===========
   Investments, at value
    (Note 1).................  $114,323,360  $353,443,886   $154,964,847  $176,967,070   $57,187,389
   Cash......................        11,552        34,076         15,233        16,704         6,063
   Interest receivable.......     1,301,051     4,654,159      2,292,840     2,241,530       764,316
   Receivable for investments
    sold.....................           --     21,038,900     28,133,720           --        533,805
   Receivable for fund shares
    sold.....................        61,238     2,611,517        365,116        42,477        57,739
                               ------------  ------------   ------------  ------------   -----------
   Total Assets..............   115,697,201   381,782,538    185,771,756   179,267,781    58,549,312
  LIABILITIES:
   Payable for dividends
    declared.................       368,695     1,159,380        283,441       532,827       174,584
   Payable for fund shares
    redeemed.................        52,038        20,683        172,880        12,561           120
   Payable for investments
    purchased................           --     10,374,400     19,538,790           --            --
   Investment advisory fees
    payable (Note 2).........        44,603        75,643         44,299        62,840       113,529
   Administration fees
    payable (Note 2).........        14,305        91,107         16,872        24,397         7,292
   Administrative servicing
    fees payable (Note 2)....        11,906         3,125            139         1,857           376
   Directors' fees payable
    (Note 2).................            17            87             52            33           647
   Accrued expenses and other
    payables.................        28,070        39,816         25,323        25,363        22,922
                               ------------  ------------   ------------  ------------   -----------
   Total Liabilities.........       519,634    11,764,241     20,081,796       659,878       319,470
                               ------------  ------------   ------------  ------------   -----------
  NET ASSETS.................  $115,177,567  $370,018,297   $165,689,960  $178,607,903   $58,229,842
                               ============  ============   ============  ============   ===========
  NET ASSETS consist of:
   Undistributed
    (distributions in excess
    of) net investment
    income...................  $     23,635  $     87,799   $     10,908  $       (492)  $    18,562
   Accumulated net realized
    gain (loss) on
    investments..............    (4,087,857)     (116,781)       (92,264)     (862,553)       11,909
   Unrealized
    appreciation/depreciation
    of investments...........    (1,606,294)    5,451,070        178,068     2,296,201     1,119,674
   Par value (Note 5)........        12,154        39,397         23,111        20,434         8,012
   Paid in capital in excess
    of par value.............   120,835,929   364,556,812    165,570,137   177,154,313    57,071,685
                               ------------  ------------   ------------  ------------   -----------
   Total Net Assets..........  $115,177,567  $370,018,297   $165,689,960  $178,607,903   $58,229,842
                               ============  ============   ============  ============   ===========
  Shares of Common Stock
   Outstanding...............    12,153,812    39,397,125     23,111,077    20,434,233     8,011,832
  NET ASSET VALUE PER SHARE..         $9.48         $9.39          $7.17         $8.74         $7.27
                                      =====         =====          =====         =====         =====

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Statements of Operations
Year Ended March 31, 2002

                                                                        New York
                                            Intermediate- Short-Term  Intermediate- California
                                Long-Term       Term      Tax-Exempt      Term      Tax-Exempt
                               Tax-Exempt    Tax-Exempt   Securities   Tax-Exempt     Income
                                  Fund          Fund         Fund         Fund         Fund
                               -----------  ------------- ----------  ------------- ----------
  INVESTMENT INCOME:
   Interest income..........   $ 5,546,290   $15,458,972  $3,676,610   $ 6,909,516  $2,296,588
                               -----------   -----------  ----------   -----------  ----------
  EXPENSES:
   Investment advisory fees
   (Note 2).................       632,784     1,289,757     357,770       822,478     283,698
   Administration fees
   (Note 2).................       192,368       560,127     181,270       250,035      86,245
   Administrative servicing
   fees (Note 2)............       108,558       313,011      48,470        29,926      74,204
   Shareholder servicing
   agent fees (Note 2)......        31,228        28,817      11,125        11,916       7,315
   Custodian fees...........        23,514        57,532      20,715        27,270       9,573
   Registration and filing
   fees.....................        17,229        20,379      17,483        16,614      10,764
   Legal and audit fees.....        13,345        33,798      12,407         9,611       7,138
   Shareholder reports......         6,148        21,009       7,856         6,401       3,114
   Directors' fees and
   expenses (Note 2)........         4,832        13,693       2,430         5,993       2,833
   Miscellaneous expenses...         5,440        13,283       1,421         7,835       7,489
                               -----------   -----------  ----------   -----------  ----------
   Total Expenses...........     1,035,446     2,351,406     660,947     1,188,079     492,373
   Fees waived and
   reimbursed by:
   Investment adviser (Note
   2).......................       (86,319)     (299,947)    (47,537)      (29,926)   (190,344)
   Administrators (Note 2)..       (40,778)     (122,107)    (41,199)      (54,656)    (18,693)
                               -----------   -----------  ----------   -----------  ----------
   Net Expenses.............       908,349     1,929,352     572,211     1,103,497     283,336
                               -----------   -----------  ----------   -----------  ----------
  NET INVESTMENT INCOME.....     4,637,941    13,529,620   3,104,399     5,806,019   2,013,252
                               -----------   -----------  ----------   -----------  ----------
  REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  (Note 1):
   Net realized gain on
   security transactions....     1,302,361     4,854,893     948,837     1,147,824      12,210
   Change in unrealized
   appreciation/depreciation
   of investments during the
   year.....................    (3,180,187)   (9,712,520)   (918,670)   (2,946,756)   (267,448)
                               -----------   -----------  ----------   -----------  ----------
  Net realized and
  unrealized gain (loss) on
  investments...............    (1,877,826)   (4,857,627)     30,167    (1,798,932)   (255,238)
                               -----------   -----------  ----------   -----------  ----------
   Net increase in net
   assets resulting from
   operations...............   $ 2,760,115   $ 8,671,993  $3,134,566   $ 4,007,087  $1,758,014
                               ===========   ===========  ==========   ===========  ==========

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Statements of Changes in Net Assets

                                                                           New York
                                            Intermediate-   Short-Term   Intermediate-
                               Long-Term        Term        Tax-Exempt       Term        California
                               Tax-Exempt    Tax-Exempt     Securities    Tax-Exempt     Tax-Exempt
                                  Fund          Fund           Fund          Fund       Income Fund
                              ------------  -------------  ------------  -------------  ------------
  Year Ended March 31, 2002
  Net investment income.....  $  4,637,941  $ 13,529,620   $  3,104,399  $  5,806,019   $  2,013,252
  Net realized gain on
   investments..............     1,302,361     4,854,893        948,837     1,147,824         12,210
  Change in unrealized
   appreciation/depreciation
   of investments during the
   year.....................    (3,180,187)   (9,712,520)      (918,670)   (2,946,756)      (267,448)
                              ------------  ------------   ------------  ------------   ------------
  Net increase in net assets
   resulting from
   operations...............     2,760,115     8,671,993      3,134,566     4,007,087      1,758,014
  Distributions to
   shareholders:
   From net investment
   income...................    (4,655,891)  (13,510,639)    (3,092,479)   (5,806,511)    (2,008,228)
   From net realized gain on
    investment..............           --     (2,341,038)      (220,927)          --         (80,718)
  Increase (decrease) in net
   assets from fund share
   transactions (Note 5)....   (18,441,746)   36,027,625     82,533,159    35,986,624      3,956,191
                              ------------  ------------   ------------  ------------   ------------
  Net increase (decrease) in
   net assets...............   (20,337,522)   28,847,941     82,354,319    34,187,200      3,625,259
  NET ASSETS:
   Beginning of year........   135,515,089   341,170,356     83,335,641   144,420,703     54,604,583
                              ------------  ------------   ------------  ------------   ------------
   End of year (1)..........  $115,177,567  $370,018,297   $165,689,960  $178,607,903   $ 58,229,842
                              ============  ============   ============  ============   ============
   (1) Including
       undistributed
       (distributions in
       excess of) net
       investment income....  $     23,635  $     87,799   $     10,908  $       (492)  $     18,562
                              ============  ============   ============  ============   ============
  Year Ended March 31, 2001
  Net investment income.....  $  5,222,491  $ 12,648,216   $  2,307,146  $  5,214,184   $  2,201,490
  Net realized gain (loss)
   on investments...........       233,736    (2,613,761)      (142,948)      535,842        125,285
  Change in unrealized
   appreciation/depreciation
   of investments during the
   year.....................     7,584,231    19,285,064      1,209,496     7,132,986      1,836,609
                              ------------  ------------   ------------  ------------   ------------
  Net increase in net assets
   resulting from
   operations...............    13,040,458    29,319,519      3,373,694    12,883,012      4,163,384
  Distributions to
   shareholders from net
   investment income........    (5,222,641)  (12,648,216)    (2,307,146)   (5,214,184)    (2,201,490)
  Increase (decrease) in net
   assets from fund share
   transactions (Note 5)....     5,699,750    31,827,613     28,043,278    10,373,697    (12,390,942)
                              ------------  ------------   ------------  ------------   ------------
  Net increase (decrease) in
   net assets...............    13,517,567    48,498,916     29,109,826    18,042,525    (10,429,048)
  NET ASSETS:
   Beginning of year........   121,997,522   292,671,440     54,225,815   126,378,178     65,033,631
                              ------------  ------------   ------------  ------------   ------------
   End of year (2)..........  $135,515,089  $341,170,356   $ 83,335,641  $144,420,703   $ 54,604,583
                              ============  ============   ============  ============   ============
 --------
   (2) Including
       undistributed
       (distributions in
       excess of) net
       investment income....  $     41,585  $     69,764   $       (123) $        --    $     13,538
                              ============  ============   ============  ============   ============

 --------


                       See Notes to Financial Statements

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Excelsior Tax-Exempt Funds, Inc.
Financial Highlights -- Selected Per Share Data and Ratios

 For a Fund share outstanding throughout each period.



                                                                                      Dividends   Distributions
                           Net Asset             Net Realized             Dividends  in Excess of   From Net
                            Value,      Net     and Unrealized Total From  From Net      Net      Realized Gain
                           Beginning Investment  Gain (Loss)   Investment Investment  Investment       on
                           of Period   Income   on Investments Operations   Income      Income     Investments
                           --------- ---------- -------------- ---------- ---------- ------------ -------------
  LONG-TERM TAX-EXEMPT FUND -- (2/5/86*)
   Year Ended March 31,
   1998...................  $ 9.43     $0.44        $ 0.71       $ 1.15     $(0.43)        --        $(0.12)
   1999...................   10.03      0.42          0.12         0.54      (0.42)        --         (0.28)
   2000...................    9.87      0.42         (0.82)       (0.40)     (0.42)        --         (0.06)
   2001...................    8.99      0.40          0.63         1.03      (0.40)        --           --
   2002...................    9.62      0.36         (0.14)        0.22      (0.36)        --           --
  INTERMEDIATE-TERM TAX-EXEMPT FUND -- (12/3/85*)
   Year Ended March 31,
   1998...................  $ 9.11     $0.42        $ 0.37       $ 0.79     $(0.41)        --        $(0.01)
   1999...................    9.48      0.38          0.14         0.52      (0.35)     $(0.03)       (0.13)
   2000...................    9.49      0.37         (0.43)       (0.06)     (0.37)        --           --
   2001...................    9.06      0.38          0.51         0.89      (0.38)        --           --
   2002...................    9.57      0.35         (0.12)        0.23      (0.35)        --         (0.06)
  SHORT-TERM TAX-EXEMPT SECURITIES FUND -- (12/31/92*)
   Year Ended March 31,
   1998...................  $ 7.03     $0.27        $ 0.08       $ 0.35     $(0.27)        --           --
   1999...................    7.11      0.26          0.06         0.32      (0.26)        --           --
   2000...................    7.17      0.25         (0.15)        0.10      (0.25)        --           --
   2001...................    7.02      0.28          0.13         0.41      (0.28)        --           --
   2002...................    7.15      0.20          0.03         0.23      (0.20)        --        $(0.01)
  NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND -- (5/31/90*)
   Year Ended March 31,
   1998...................  $ 8.45     $0.35        $ 0.34       $ 0.69     $(0.35)        --           --
   1999...................    8.79      0.33          0.12         0.45      (0.33)        --        $(0.11)
   2000...................    8.80      0.32         (0.37)       (0.05)     (0.32)        --         (0.09)
   2001...................    8.34      0.33          0.49         0.82      (0.33)        --           --
   2002...................    8.83      0.31         (0.09)        0.22      (0.31)        --           --
  CALIFORNIA TAX-EXEMPT INCOME FUND -- (10/1/96*)
   Year Ended March 31,
   1998...................  $ 6.95     $0.28        $ 0.23       $ 0.51     $(0.28)        --           --
   1999...................    7.18      0.27          0.07         0.34      (0.27)        --           --
   2000...................    7.25      0.26         (0.18)        0.08      (0.26)        --           --
   2001...................    7.07      0.26          0.23         0.49      (0.26)        --           --
   2002...................    7.30      0.26         (0.02)        0.24      (0.26)        --        $(0.01)

  * Commencement of Operations
 (1) Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrators.
 (2) Amount represents less than $0.01 per share.




                       See Notes to Financial Statements

                                            Ratio of  Ratio of
                                               Net      Gross
                                            Operating Operating  Ratio of
               Net Asset             Net    Expenses  Expenses     Net
                Value,             Assets,     to        to     Investment
                  End                End     Average   Average    Income   Portfolio   Fee
    Total         of     Total    of Period    Net       Net    to Average Turnover  Waivers
Distributions   Period   Return    (000's)   Assets   Assets(1) Net Assets   Rate    (Note 2)
-------------  --------- ------   --------- --------- --------- ---------- --------- --------
   $(0.55)      $10.03   12.18%   $149,535    0.74%     0.81%      4.40%       83%    $0.01
    (0.70)        9.87    5.42%    182,447    0.76%     0.86%      4.17%       88%     0.01
    (0.48)        8.99   (4.01)%   121,998    0.75%     0.83%      4.54%       78%     0.01
    (0.40)        9.62   11.69%    135,515    0.77%     0.83%      4.33%       60%     0.01
    (0.36)        9.48    2.29%    115,178    0.72%     0.82%      3.66%       35%     0.01
   $(0.42)      $ 9.48    8.81%   $271,016    0.58%     0.64%      4.47%       30%      --
    (0.51)        9.49    5.53%    323,988    0.58%     0.64%      3.95%       48%      --
    (0.37)        9.06   (0.58)%   292,671    0.57%     0.64%      4.06%       91%    $0.01
    (0.38)        9.57   10.07%    341,170    0.57%     0.64%      4.17%       84%     0.01
    (0.41)        9.39    2.41%    370,018    0.52%     0.64%      3.67%       67%     0.01
   $(0.27)      $ 7.11    5.01%   $ 42,345    0.59%     0.65%      3.76%       58%      --
    (0.26)        7.17    4.51%     45,161    0.58%     0.65%      3.58%       47%      --
    (0.25)        7.02    1.39%     54,226    0.56%     0.63%      3.54%      130%      --
    (0.28)        7.15    5.94%     83,336    0.58%     0.65%      3.97%       42%      -- (2)
    (0.21)        7.17    3.20%    165,690    0.48%     0.55%      2.60%      111%    $0.01
   $(0.35)      $ 8.79    8.35%   $131,294    0.71%     0.74%      4.08%       47%      --
    (0.44)        8.80    5.16%    154,827    0.73%     0.75%      3.75%       65%      --
    (0.41)        8.34   (0.51)%   126,378    0.73%     0.75%      3.82%       64%      --
    (0.33)        8.83   10.02%    144,421    0.73%     0.75%      3.90%       39%      -- (2)
    (0.31)        8.74    2.54%    178,608    0.67%     0.72%      3.53%       45%      -- (2)
   $(0.28)      $ 7.18    7.42%   $ 32,566    0.50%     1.24%      3.90%       14%    $0.05
    (0.27)        7.25    4.74%     64,911    0.50%     1.08%      3.65%        5%     0.04
    (0.26)        7.07    1.13%     65,034    0.50%     0.95%      3.67%       16%     0.03
    (0.26)        7.30    7.09%     54,605    0.50%     0.97%      3.69%        6%     0.03
    (0.27)        7.27    3.32%     58,230    0.50%     0.87%      3.55%        4%     0.03



                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2002
Long-Term Tax-Exempt Fund




 Principal                                                             Value
   Amount                                                             (Note 1)
 ----------                                                         ------------

 TAX-EXEMPT SECURITIES -- 91.32%
 $5,000,000 Chicago, Illinois, General Obligation Bonds, (FGIC),
            5.250%, 01/01/28.....................................   $  4,868,800
  5,000,000 Colorado Springs, Colorado Utilities, Revenue Bonds,
            Series A, 5.000%, 11/15/29...........................      4,737,500
  5,000,000 Cook County, Illinois, Capital Improvement General
            Obligation Bonds, Series C, (AMBAC), 5.500%,
            11/15/26.............................................      5,039,650
  5,000,000 Cook County, Illinois, General Obligation Bonds,
            Series A, (FGIC),
            5.125%, 11/15/26.....................................      4,800,500
  5,000,000 Florida State Board of Education Capital Outlay
            General Obligation Bonds, Series A,
            5.000%, 06/01/27.....................................      4,799,200
  5,000,000 Florida State Turnpike Authority Revenue Bonds,
            Series B, (FGIC), 5.000%, 07/01/27...................      4,798,850
  5,000,000 Fulton County, Georgia, Water & Sewer Revenue Bonds,
            (FGIC), 4.750%, 01/01/28.............................      4,582,900
  3,000,000 Gulf Coast, Texas, Waste Disposal Authority, Amoco
            Oil Revenue Bonds,
            1.350%, 10/01/17+....................................      3,000,000
  3,000,000 Hennepin County, Minnesota, General Obligation Bonds,
            Series B,
            1.400%, 12/01/20+....................................      3,000,000
  5,000,000 Keller, Texas, Independent School District General
            Obligation Bonds,
            4.875%, 08/15/31.....................................      4,513,400
  5,000,000 Long Island Power Authority, New York, Electric
            System Revenue Bonds, Series A, (MBIA),
            5.250%, 12/01/26.....................................      4,945,100
  5,000,000 Louisville & Jefferson County, Kentucky, Revenue
            Bonds, Series A, (FGIC),
            4.750%, 05/15/28.....................................      4,547,550
  5,000,000 Lower Neches Valley, Texas, Industrial Development
            Authority, Exxon Mobil Revenue Bonds, Series A,
            1.350%, 02/01/31+....................................      5,000,000

 Principal                                                            Value
   Amount                                                            (Note 1)
 ----------                                                        ------------

 TAX-EXEMPT SECURITIES -- (continued)
 $4,000,000 Massachusetts State Health & Educational Facilities
            Authority Revenue Bonds, Harvard University,
            1.350%, 01/01/24+...................................   $  4,000,000
  5,000,000 Massachusetts State Turnpike Authority, Metropolitan
            Highway Systems Revenue Bonds, Series A, (AMBAC),
            5.250%, 01/01/29....................................      4,873,350
  5,000,000 New Jersey Health Care Facilities Financing
            Authority Revenue Bonds, St. Barnabas Health Center,
            Series B, (MBIA), 4.750%, 07/01/28..................      4,539,900
  5,000,000 New York City, New York, Metropolitan Transportation
            Authority Revenue Bonds, Commuter Facilities
            Project, Series B, (FGIC),
            4.750%, 07/01/26....................................      4,594,750
  5,000,000 New York City, New York, Municipal Water Finance
            Authority, Water & Sewer System Revenue Bonds,
            Series A, (AMBAC), 5.125%, 06/15/21.................      4,924,550
  5,000,000 New York City, New York, Transitional Financing
            Authority Revenue Bonds, Future Tax Secured, Series
            C, 4.750%, 05/01/23.................................      4,623,300
  5,000,000 New York State Dormitory Authority, New York &
            Presbyterian Hospital Revenue Bonds, (AMBAC),
            4.750%, 08/01/27....................................      4,560,300
  5,000,000 Pennsylvania State University Revenue Bonds, Series
            A, 1.450%, 04/01/31+................................      5,000,000
  5,000,000 Utah State, Board of Regents, University of Utah
            Auxiliary & Campus Revenue Bonds, Series A, (MBIA),
            4.750%, 04/01/25....................................      4,544,300
  5,000,000 Washington State, General Obligation Bonds, Series
            C, (FSA),
            5.250%, 01/01/26....................................      4,887,500
                                                                   ------------
                                                                    105,181,400
                                                                   ------------

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2002
Long-Term Tax-Exempt Fund -- (continued)




                                                                       Value
   Shares                                                             (Note 1)
 ----------                                                         ------------

 OTHER INVESTMENTS -- 7.94%
  3,541,960 Dreyfus Tax Exempt Cash Fund.........................   $  3,541,960
  5,600,000 Provident Tax-Exempt Municipal Fund..................      5,600,000
                                                                    ------------
                                                                       9,141,960
                                                                    ------------

TOTAL INVESTMENTS
(Cost $115,929,654*)......................................  99.26% $114,323,360
OTHER ASSETS & LIABILITIES
(NET).....................................................   0.74       854,207
                                                           ------  ------------
NET ASSETS................................................ 100.00% $115,177,567
                                                           ======  ============

--------
* Aggregate cost for Federal tax and book purposes.
+ Variable rate demand bonds and notes are payable upon not more than seven business days notice.
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
FSA--Financial Security Assurance
MBIA--Municipal Bond Insurance Assoc.

Notes:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 2002, approximately, 13%, 21% and 11% of the net assets are invested in Illinois, New York and Texas municipal securities, respectively. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.
                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2002
Intermediate-Term Tax-Exempt Fund




  Principal                                                           Value
   Amount                                                            (Note 1)
 -----------                                                       ------------

 TAX-EXEMPT SECURITIES -- 85.62%

 $10,000,000 Alabama State Public School & College Authority,
             Capital Improvement Revenue Bonds, Series D,
             (FGIC), 5.750%, 08/01/10...........................   $ 10,903,000
  10,000,000 Arizona State Salt River Project, Agricultural
             Improvement & Power District Revenue Bonds, Series
             C,
             6.500%, 01/01/09...................................     11,244,200
  10,000,000 Arizona State Transportation Board Highway Revenue
             Bonds, Series A, 6.000%, 07/01/08..................     11,002,000
  10,000,000 Chicago, Illinois, Metropolitan Water Reclamation
             District Authority General Obligation Bonds, Series
             A, 5.250%, 12/01/10................................     10,575,000
  10,000,000 Colorado Springs, Colorado, Utilities Revenue
             Bonds, Series A, 5.250%, 11/15/10..................     10,600,000
  10,000,000 Connecticut State Special Tax Obligation Revenue
             Bonds, Transportation Infrastructure, Series A,
             (FGIC), 5.500%, 10/01/10...........................     10,757,900
  10,000,000 Dallas, Texas, Independent School District General
             Obligations, 5.000%, 02/15/10......................     10,354,400
  10,000,000 Florida State Division Board Finance Department,
             General Services Revenue Bonds, Series A,
             Department of Environmental Protection-Preservation
             2000, (FGIC), 5.375%, 07/01/10.....................     10,660,200
  10,000,000 Georgia State General Obligation Bonds, Series C,
             6.500%, 04/01/10...................................     11,409,700
  10,000,000 Grand River Dam, Oklahoma, Revenue Bonds, (AMBAC),
             6.250%, 06/01/11...................................     11,197,600
  10,000,000 Hawaii State General Obligation Bonds, Series CY,
             (FSA), 5.500%, 02/01/12............................     10,639,400
  10,000,000 Houston, Texas, Public Improvement General
             Obligation Bonds, Series A, (FSA),
             5.500%, 03/01/10...................................     10,687,500
  14,800,000 Iowa State, Finance Authority, Multifamily Housing
             Village Court Association Revenue Bonds, Series B,
             1.550%, 11/01/15+..................................     14,800,000

  Principal                                                           Value
   Amount                                                            (Note 1)
 -----------                                                       ------------

 TAX-EXEMPT SECURITIES -- (continued)

 $10,000,000 Jefferson County, Colorado, School District General
             Obligation Bonds, (MBIA), 6.500%, 12/15/11.........   $ 11,685,800
  10,000,000 Kentucky State Property & Buildings Commission
             Revenue Bonds, Project No. 69, Series A, (FSA),
             5.250%, 08/01/09...................................     10,558,900
  10,000,000 Kentucky State Property & Buildings Commission
             Revenue Bonds, Project No. 69, Series A, (FSA),
             5.250%, 08/01/10...................................     10,550,000
  10,000,000 Kentucky State Turnpike Authority, Economic
             Development Road Revitalization Projects Revenue
             Bonds, (AMBAC), 5.500%, 07/01/08...................     10,723,900
   9,645,000 Lincoln County, Wyoming, Pollution Control
             Authority Revenue Bonds,
             Exxon Project, Series A,
             1.410%, 11/01/14+..................................      9,645,000
  10,000,000 Massachusetts State Water Resource Authority
             Revenue Bonds, Series D, (MBIA), 5.500%, 08/01/09..     10,740,300
  10,000,000 New Jersey State General Obligation Bonds, Series
             D, 6.000%, 02/15/11................................     11,093,800
  10,000,000 New Jersey State Transportation Trust Fund
             Authority, Transportation Systems Revenue Bonds,
             Series C, (FSA),
             5.500%, 12/15/10...................................     10,750,000
  10,000,000 New Jersey State Turnpike Authority Revenue Bonds,
             Series A, (MBIA),
             5.750%, 01/01/10...................................     10,897,700
  10,000,000 New York State Dormitory Authority, State
             University Educational Facilities Revenue Bonds,
             Series B, (FSA),
             5.250%, 05/15/11...................................     10,593,700
  10,000,000 Ohio State Higher Education Capital Facilities
             Revenue Bonds, Series II-A,
             5.500%, 12/01/08...................................     10,735,900
  10,000,000 San Antonio, Texas, Electric & Gas Revenue Bonds,
             5.500%, 02/01/10...................................     10,650,000
  10,000,000 Texas State General Obligation Bonds, Series A,
             6.000%, 10/01/09...................................     11,018,800

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2002
Intermediate-Term Tax-Exempt Fund -- (continued)




  Principal                                                           Value
   Amount                                                            (Note 1)
 -----------                                                       ------------

 TAX-EXEMPT SECURITIES -- (continued)

 $20,000,000 Texas State Lower Colorado River Authority Revenue
             Bonds, Series B, (FSA),
             6.000%, 05/15/10...................................   $ 21,941,400
  10,000,000 Washington State Motor Vehicle Fuel Tax General
             Obligation Bonds, Series B,
             5.000%, 09/01/08...................................     10,412,500
                                                                   ------------
                                                                    316,828,600
                                                                   ------------
 TAX-EXEMPT SECURITIES -- ESCROWED IN U.S. GOVERNMENTS -- 2.87%
  10,000,000 New Jersey State Transportation Trust Fund
             Authority, Transportation Systems Revenue Bonds,
             Series A,
             5.250%, 06/15/11
             (Escrowed to Maturity).............................     10,613,400
                                                                   ------------
   Shares
 -----------

 OTHER INVESTMENTS -- 7.03%

   8,001,886 Dreyfus Tax Exempt Cash Fund.......................      8,001,886
  18,000,000 Provident Tax-Exempt Municipal Fund................     18,000,000
                                                                   ------------
                                                                     26,001,886
                                                                   ------------

TOTAL INVESTMENTS
(Cost $347,992,816*)......................................  95.52% $353,443,886
OTHER ASSETS & LIABILITIES (NET)..........................   4.48    16,574,411
                                                           ------  ------------
NET ASSETS................................................ 100.00% $370,018,297
                                                           ======  ============

--------
*  Aggregate cost for Federal tax and book purposes.
+ Variable rate demand bonds and notes are payable upon not more than seven business days notice.
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
FSA--Financial Security Assurance
MBIA--Municipal Bond Insurance Assoc.

Notes:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 2002, approximately, 3% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, which the Fund relies on. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

 At March 31, 2002, approximately, 12% and 17% of the net assets are invested in New Jersey and Texas municipal securities, respectively. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.
                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2002
Short-Term Tax-Exempt Securities Fund




 Principal                                                             Value
   Amount                                                             (Note 1)
 ----------                                                         ------------

 TAX-EXEMPT SECURITIES -- 78.71%

 $5,000,000 Alabama State General Obligation Bonds, Series A,
            5.500%, 10/01/03.....................................   $  5,209,700
  4,000,000 Arapahoe County, Colorado, School District No. 005
            Cherry Creek Authority General Obligation Bonds,
            Series A,
            5.250%, 12/15/02.....................................      4,090,080
  5,000,000 Arizona State, Transportation Board Highway Revenue
            Bonds,
            4.500%, 07/01/03.....................................      5,118,750
  4,000,000 Austin, Texas, Public Improvement General Obligation
            Bonds,
            5.000%, 09/01/02.....................................      4,051,760
  5,000,000 Colorado Springs, Colorado Utilities Revenue Bonds,
            Series A,
            5.000%, 11/15/03.....................................      5,193,750
 15,000,000 Connecticut State General Obligation Bonds, Series F,
            5.000%, 11/15/03.....................................     15,600,000
  5,000,000 Connecticut State Special Tax Obligation Revenue
            Bonds, Transportation Infrastructure, Series B,
            5.000%, 10/01/03.....................................      5,185,950
  4,000,000 Florida State Board of Education Lottery Revenue
            Bonds, Series A, (FGIC),
            5.250%, 07/01/02.....................................      4,033,840
  4,200,000 Georgia State, Municipal Election Authority Revenue
            Bonds, Project One, Series D,
            1.450%, 01/01/22+....................................      4,200,000
  4,000,000 Indiana University Revenue Bonds, Student Fee, Series
            K,
            5.500%, 08/01/02.....................................      4,047,600
  4,000,000 Jacksonville, Florida, Electric Authority Revenue
            Bonds, Series B, 5.000%, 10/01/02....................      4,060,320
  2,200,000 Lincoln County, Wyoming, Pollution Control Authority
            Revenue Bonds, Exxon Project,
            1.450%, 08/01/15+....................................      2,200,000
  5,000,000 Maryland State General Obligation Bonds, State &
            Local Facilities Loan, 1st Series,
            5.125%, 08/01/03.....................................      5,175,000
 10,000,000 Massachusetts State General Obligation Bonds, Series
            A, 4.000%, 09/01/03..................................     10,213,500
  4,000,000 Minnesota State General Obligation Bonds,
            5.000%, 11/01/02.....................................      4,072,040
  5,000,000 Mississippi State General Obligation Bonds, Gaming
            Counties Highway Improvements Project, Series B,
            4.500%, 10/01/03.....................................      5,141,350

 Principal                                                            Value
   Amount                                                            (Note 1)
 ----------                                                        ------------


 $3,000,000 Missouri State Health & Educational Facilities
            Authority, Washington University Revenue Bonds,
            Series B,
            1.500%, 03/01/40+...................................   $  3,000,000
  4,000,000 Nebraska State, Public Power Distribution Revenue
            Bonds, Nuclear Facility Project,
            5.500%, 07/01/02....................................      4,035,080
  5,000,000 New Mexico State Severance Tax Revenue Bonds, Series
            B,
            4.750%, 07/01/03....................................      5,138,050
  5,000,000 New York City, New York, Municipal Water Finance
            Authority Revenue Bonds, Series A, (FGIC),
            1.450%, 06/15/25+...................................      5,000,000
  5,000,000 Ohio State General Obligation Bonds, Highway Capital
            Improvements, Series E,
            5.250%, 05/01/03....................................      5,150,600
  4,000,000 Pennsylvania State General Obligation Bonds, 1st
            Series, 5.000%, 01/15/03............................      4,087,640
  5,000,000 San Antonio, Texas, Electric & Gas Revenue Bonds,
            4.500%, 02/01/03....................................      5,093,250
  6,000,000 South Carolina State Public Service Authority
            Revenue Bonds, Series A,
            5.000%, 01/01/03....................................      6,125,880
  5,000,000 Utah State General Obligation Bonds,
            5.500%, 07/01/03....................................      5,187,500
                                                                   ------------
                                                                    130,411,640
                                                                   ------------
 TAX-EXEMPT SECURITIES -- ESCROWED IN U.S. GOVERNMENTS -- 7.90%
  5,000,000 Illinois State, Metropolitan Pier & Exposition
            Revenue Bonds, 6.500%, 06/15/27
            (Prerefunded 06/15/03 @ 102)........................      5,336,150
  4,000,000 Orange County, Florida, Tourist Development Tax
            Revenue Bonds, Series B, (AMBAC),
            6.000%, 10/01/21
            (Prerefunded 10/01/02 @ 100)........................      4,079,120
  3,500,000 University of Cincinnati, Ohio, General Revenue
            Bonds, Series O, 6.300%, 06/01/12
            (Prerefunded 12/01/02 @ 102)........................      3,666,600
                                                                   ------------
                                                                     13,081,870
                                                                   ------------

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2002
Short-Term Tax-Exempt Securities Fund -- (continued)




                                                                       Value
   Shares                                                             (Note 1)
 ----------                                                         ------------

 OTHER INVESTMENTS -- 6.92%
  3,471,337 Dreyfus Tax Exempt Cash Fund.........................   $  3,471,337
  8,000,000 Provident Tax-Exempt Municipal Fund..................      8,000,000
                                                                    ------------
                                                                      11,471,337
                                                                    ------------

TOTAL INVESTMENTS (Cost $154,786,779*)....................  93.53% $154,964,847
OTHER ASSETS & LIABILITIES (NET)..........................   6.47    10,725,113
                                                           ------  ------------
NET ASSETS................................................ 100.00% $165,689,960
                                                           ======  ============

--------
* Aggregate cost for Federal tax and book purposes.
+ Variable Rate demand bonds and notes are payable upon not more than seven business days notice.
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.

Notes:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 2002, approximately, 8% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, which the Fund relies on. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

 At March 31, 2002, approximately, 13% of the net assets are invested in Connecticut municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.
                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2002
New York Intermediate-Term Tax-Exempt Fund




  Principal                                                           Value
   Amount                                                            (Note 1)
 -----------                                                       ------------

 TAX-EXEMPT SECURITIES -- 88.18%
  $5,000,000 Hempstead Township, New York, General Obligation
             Bonds, (AMBAC),
             5.500%, 02/15/06....................................  $  5,336,100
  10,000,000 Long Island Power Authority, New York Electric
             Authority Revenue Bonds, Series A, (AMBAC), 5.500%,
             12/01/09............................................    10,768,800
  10,000,000 Metropolitan Transportation Authority of New York,
             Transportation Facilities Revenue Bonds, Series A,
             (FGIC),
             5.250%, 04/01/11....................................    10,482,900
   5,000,000 Metropolitan Transportation Authority of New York,
             Transportation Facilities Revenue Bonds, Series A,
             (FGIC),
             5.000%, 04/01/10....................................     5,205,800
   5,000,000 Metropolitan Transportation Authority of New York,
             Transportation Facilities Revenue Bonds, Series M,
             (FGIC),
             5.500%, 07/01/08....................................     5,379,000
   5,000,000 Nassau County, New York, Interim Finance Authority
             Revenue Bonds, Series A, (MBIA),
             5.750%, 11/15/11....................................     5,468,200
   5,000,000 New York City, Municipal Assistance Authority
             Revenue Bonds, Series G,
             6.000%, 07/01/06....................................     5,459,850
  10,000,000 New York City, New York, Municipal Water Finance
             Authority Revenue Bonds, Series B, (FSA),
             5.250%, 06/15/13....................................    10,453,000
  10,000,000 New York City, New York, Transitional Finance
             Authority Revenue Bonds, Series A,
             5.250%, 08/15/09....................................    10,485,900
   5,000,000 New York City, New York, Transitional Finance
             Authority Revenue Bonds, Series B, (MBIA),
             5.500%, 02/01/12....................................     5,360,400
  10,000,000 New York City, New York, Transitional Finance
             Authority, Series C,
             5.500%, 02/01/09....................................    10,650,000
   5,000,000 New York State and Local Government Assistance
             Authority Revenue Bonds, Series A, (FGIC), 5.000%,
             04/01/09............................................     5,197,250

  Principal                                                           Value
   Amount                                                            (Note 1)
 -----------                                                       ------------

 TAX-EXEMPT SECURITIES -- (continued)
 $ 5,000,000 New York State Dormitory Authority, Columbia
             University Revenue Bonds, Series A,
             5.750%, 07/01/08...................................   $  5,476,050
   5,000,000 New York State Dormitory Authority, Cornell
             University Revenue Bonds,
             5.125%, 07/01/06...................................      5,283,250
   5,000,000 New York State Dormitory Authority, New York
             University Revenue Bonds, Series A, (AMBAC),
             5.750%, 07/01/12...................................      5,475,000
  10,000,000 New York State Environmental Facilities Authority
             Revenue Bonds, Series E, (MBIA),
             5.500%, 06/15/08...................................     10,720,300
   7,500,000 New York State Power Authority Revenue Bonds,
             Series A,
             5.000%, 02/15/07...................................      7,841,850
   5,000,000 New York State Thruway Authority Revenue Bonds,
             Series C, (FGIC), 5.500%, 04/01/08.................      5,368,700
   5,000,000 New York State Urban Development Revenue Bonds,
             Correctional Facilities, Series A, 6.500%,
             01/01/10...........................................      5,626,500
   5,000,000 Puerto Rico Electric Power Authority Revenue Bonds,
             Series BB, (MBIA),
             6.000%, 07/01/11...................................      5,622,100
   5,000,000 Suffolk County, New York, Industrial Development
             Agency Revenue Bonds, (FGIC),
             6.000%, 02/01/08...................................      5,476,850
  10,000,000 Triborough Bridge & Tunnel Authority Revenue Bonds,
             Series A, (FGIC),
             5.250%, 01/01/14...................................     10,360,100
                                                                   ------------
                                                                    157,497,900
                                                                   ------------
 TAX-EXEMPT SECURITIES -- BACKED BY
 LETTERS OF CREDIT -- 6.27%
             SOCIETE GENERALE
   3,000,000 New York State and Local Government Assistance
             Authority Revenue Bonds, Series E,
             1.350%, 04/01/25+..................................      3,000,000
             TORONTO DOMINION BANK
   8,200,000 New York State Energy, Research and Development
             Authority Revenue Bonds, Niagara Mohawk Power,
             Series A, 1.350%, 07/01/15+........................      8,200,000
                                                                   ------------
                                                                     11,200,000
                                                                   ------------

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2002
New York Intermediate-Term Tax-Exempt Fund -- (continued)




                                                                       Value
   Shares                                                             (Note 1)
 -----------                                                        ------------

 OTHER INVESTMENTS -- 4.63%
          10 Dreyfus New York Tax Exempt Cash Fund...............   $         10
   8,269,160 Provident Institutional New York Money Fund.........      8,269,160
                                                                    ------------
                                                                       8,269,170
                                                                    ------------

TOTAL INVESTMENTS
(COST $174,670,869*)......................................  99.08% $176,967,070
OTHER ASSETS & LIABILITIES (NET)..........................   0.92     1,640,833
                                                           ------  ------------
NET ASSETS................................................ 100.00% $178,607,903
                                                           ======  ============

--------
*  Aggregate cost for Federal tax and book purposes.
+ Variable rate demand bonds and notes are payable upon not more than seven business days notice.
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
FSA--Financial Security Assurance
MBIA--Municipal Bond Insurance Assoc.
Notes:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 2002, approximately, 6% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, which the Fund relies on. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

 At March 31, 2002, approximately, 91% of the net assets are invested in New York municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.
                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2002
California Tax-Exempt Income Fund




 Principal                                                          Value (Note
   Amount                                                               1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- 79.33%
 $  545,000 Alameda-Contra Costa, California, Certificates of
            Participation, Transportation District, (AMBAC),
            4.000%, 08/01/12.....................................   $   527,287
    595,000 Berkeley, California, Unified School District,
            General Obligation Bonds, (FGIC),
            4.375%, 08/01/06.....................................       616,926
    250,000 Burbank, California, Unified School District, General
            Obligation Bonds, (FGIC),
            4.100%, 08/01/03.....................................       255,745
     35,000 California Educational Facilities Authority, Santa
            Clara University Revenue Bonds, (MBIA),
            4.900%, 09/01/06.....................................        37,074
    750,000 California Educational Facilities Authority, Stanford
            University Revenue Bonds, Series R,
            5.000%, 11/01/11.....................................       794,062
    225,000 California Health Facilities Financing Authority
            Revenue Bonds, Cedar-Sinai Medical Center,
            Series A, (MBIA),
            4.250%, 08/01/03.....................................       230,461
    275,000 California State Department of Transportation,
            Certificates of Participation, Series A, (MBIA),
            4.400%, 03/01/04.....................................       284,166
  1,000,000 California State Department of Water Resources
            Central Valley Project Revenue Bonds, Series T,
            5.000%, 12/01/11.....................................     1,041,910
    500,000 California State Department of Water Resources
            Central Valley Project Revenue Bonds, Series U,
            4.000%, 12/01/06.....................................       510,645
    250,000 California State Public Works Board, Lease Revenue
            Bonds, Department of Corrections, Series D, (MBIA),
            4.850%, 09/01/08.....................................       260,755
    700,000 California State Public Works Board, Lease Revenue
            Bonds, Department of Health Services, Series A,
            4.350%, 11/01/03.....................................       716,289
    750,000 California State, General Obligation Bonds,
            6.250%, 04/01/08.....................................       826,560
    750,000 California State, General Obligation Bonds, (MBIA),
            7.500%, 10/01/07.....................................       874,312
    315,000 Central Coast, Water Authority, California, Revenue
            Bonds, State Water Project, Series A, (AMBAC),
            6.000%, 10/01/05.....................................       343,504

 Principal                                                          Value (Note
   Amount                                                               1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- (continued)
 $1,000,000 Central Valley School District Financing Authority,
            California, Revenue Bonds, School District Project,
            Series A, (MBIA), 6.150%, 08/01/09...................   $ 1,126,530
    550,000 Central Valley School District Financing Authority,
            California, Revenue Bonds, School District Project,
            Series A, (MBIA), 5.850%, 08/01/04...................       588,164
    545,000 Chino Basin, California, Regional Financing Authority
            Municipal Water District Sewer System Project,
            (AMBAC),
            7.000%, 08/01/05.....................................       609,119
    350,000 Contra Costa County, California, Certificates of
            Participation, Capital Projects, (AMBAC),
            4.625%, 02/01/07.....................................       363,548
  1,000,000 Contra Costa, California, Transportation Authority
            Revenue Bonds, Series A, (FGIC), 6.000%, 03/01/04....     1,062,000
    550,000 Contra Costa, California, Transportation Authority
            Revenue Bonds, Series A, (FGIC), 6.000%, 03/01/07....       602,690
  1,000,000 Contra Costa, California, Transportation Authority
            Revenue Bonds, Series A, (FGIC), 6.000%, 03/01/08....     1,102,660
    750,000 East Bay, California, Regional Park District
            Authority General Obligation Bonds,
            5.000%, 09/01/07.....................................       793,620
    250,000 Escondido, California, Unified School District
            General Obligation Bonds, Series A, (FGIC),
            5.000%, 09/01/08.....................................       265,022
    155,000 Fresno, California, Sewer Revenue Bonds, Series A-1,
            (AMBAC), 4.800%, 09/01/06............................       163,554
    750,000 Glendale, California, Unified School District General
            Obligation Bonds, Series D, (MBIA),
            4.500%, 09/01/13.....................................       748,125
    695,000 Golden West Schools Financing Authority, California,
            Revenue Bonds, School District Project, Series A,
            (MBIA),
            6.200%, 02/01/03.....................................       718,588
    745,000 Los Altos, California, School District General
            Obligation Bonds, Series A, (FSA),
            5.000%, 08/01/06.....................................       791,019

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2002
California Tax-Exempt Income Fund -- (continued)




 Principal                                                              Value
   Amount                                                             (Note 1)
 ----------                                                          -----------

 TAX-EXEMPT SECURITIES -- (continued)
 $  200,000 Los Angeles County, California, Public Works Financing
            Authority, Lease Revenue Bonds, Series A, (MBIA),
            6.000%, 09/01/03......................................   $   210,212
    300,000 Los Angeles County, California, Public Works Financing
            Authority, Revenue Bonds, Regional Park & Open Space
            District, Series A, 5.250%, 10/01/05..................       319,158
    655,000 Los Angeles County, California, Public Works Financing
            Authority, Revenue Bonds, Regional Park & Open Space
            District, Series A, 5.000%, 10/01/04..................       691,104
    230,000 Los Angeles County, California, Schools Regionalized
            Business Services Certificates of Participation, Local
            Educational Agencies, Series B, (MBIA),
            4.400%, 07/01/03......................................       236,371
    500,000 Los Angeles, California, Department of Airports
            Revenue Bonds, Series A, (FGIC),
            6.000%, 05/15/05......................................       539,805
    150,000 Los Angeles, California, Municipal Improvement Revenue
            Bonds, Series A, (FSA),
            4.875%, 02/01/06......................................       157,651
    750,000 Los Angeles, California, Municipal Improvement Revenue
            Bonds, Series B, (AMBAC),
            4.600%, 02/01/06......................................       780,923
    400,000 Los Angeles, California, Municipal Improvement Revenue
            Bonds, Series B, (AMBAC),
            4.300%, 02/01/04......................................       412,048
    400,000 Los Angeles, California, State Building Authority
            Revenue Bonds, State of California Department of
            General Services, Series A,
            5.600%, 05/01/04......................................       422,860
    500,000 Los Angeles, California, Unified School District
            General Obligation Bonds, Series A, (FGIC),
            4.400%, 07/01/03......................................       513,850
  1,000,000 Los Angeles, California, Wastewater System Revenue
            Bonds, Series A, (FGIC),
            5.500%, 06/01/10......................................     1,088,980
    350,000 M-S-R Public Power Agency, California, Revenue Bonds,
            Series F, (AMBAC),
            5.650%, 07/01/03......................................       364,819
  1,000,000 Marin, California, Municipal Water District, Revenue
            Bonds, 5.250%, 07/01/05...............................     1,047,770

 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- (continued)
 $1,000,000 Metropolitan Water District of Southern
            California, Revenue Bonds,
            5.750%, 07/01/09.....................................   $ 1,100,470
    400,000 Metropolitan Water District of Southern California,
            Revenue Bonds, Series A, 7.000%, 07/01/02............       405,080
    250,000 Metropolitan Water District of Southern California,
            Revenue Bonds, Series A, 4.250%, 07/01/03............       256,458
    200,000 Metropolitan Water District of Southern California,
            Revenue Bonds, Series B, (MBIA), 5.250%, 07/01/07....       214,742
    975,000 Modesto, California, Irrigation District Financing
            Authority Revenue Bonds, Series A, (MBIA), 5.450%,
            10/01/07.............................................     1,057,115
    500,000 Napa County, California, Flood Protection & Watershed
            Improvement Revenue Bonds, Series A, (FGIC),
            5.000%, 06/15/13.....................................       515,625
    250,000 Northern California Power Agency, Public Power
            Revenue Bonds, Geothermal Project, Series A, (AMBAC),
            5.500%, 07/01/05.....................................       268,053
    125,000 Northern California Power Agency, Public Power
            Revenue Bonds, Series A, (AMBAC),
            5.600%, 07/01/06.....................................       135,571
    250,000 Novato, California, General Obligation Bonds, Series
            A, (MBIA), 6.250%, 08/01/07..........................       282,490
  1,100,000 Orange County, California, Local Transportation
            Authority Sales Tax Revenue Bonds, 1st Senior,
            (AMBAC),
            6.000%, 02/15/08.....................................     1,212,156
  1,000,000 Orange County, California, Local Transportation
            Authority Sales Tax Revenue Bonds, 2nd Senior,
            (FGIC), 6.000%, 02/15/07.............................     1,095,000
    250,000 Sacramento County, California, Certificates of
            Participation, Public Facilities Project, (MBIA),
            4.875%, 02/01/05.....................................       261,640
    255,000 Sacramento, California, City Financing Authority
            Lease Revenue Bonds, Series A, (AMBAC),
            5.050%, 11/01/06.....................................       272,246

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2002
California Tax-Exempt Income Fund -- (continued)




 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- (continued)
 $  300,000 San Bernardino County, California, Certificates of
            Participation, Medical Center Financing Project,
            (MBIA), 5.500%, 08/01/07.............................   $   323,772
    255,000 San Bernardino County, California, Transportation
            Authority Sales Tax Revenue Bonds, Series A, (MBIA),
            4.625%, 03/01/05.....................................       265,450
  1,000,000 San Diego County, California, Certificates of
            Participation, (AMBAC),
            5.000%, 11/01/11.....................................     1,055,000
    250,000 San Diego, California, General Obligation Bonds,
            Public Safety Communication Project,
            6.500%, 07/15/08.....................................       284,700
    750,000 San Diego, California, Metropolitan Transit
            Development Board Authority Revenue Bonds,
            5.100%, 09/01/03.....................................       779,513
    175,000 San Diego, California, Open Space Park General
            Obligation Bonds, 5.500%, 01/01/04...................       183,440
    300,000 San Diego, California, Public Facilities Financing
            Authority Revenue Bonds, Series B, (FGIC),
            5.000%, 05/15/08.....................................       317,193
    875,000 San Francisco, California, Bay Area Rapid Transit
            District, Sales Tax Revenue Bonds, 5.500%, 07/01/07..       947,231
  1,500,000 San Francisco, California, City & County Airports
            Commission Airport Revenue Bonds, 2nd Series, Issue
            20, (MBIA),
            5.000%, 05/01/06.....................................     1,585,350
    680,000 San Francisco, California, City & County General
            Obligation Bonds, Series 1, (FGIC),
            4.500%, 06/15/05.....................................       707,710
  1,020,000 San Francisco, California, City & County Parking
            Authority Revenue Bonds, Parking Meter Project,
            Series 1, (FGIC),
            4.000%, 06/01/06.....................................     1,041,930
    325,000 San Francisco, California, City & County Revenue
            Bonds, Series A, 6.500%, 11/01/04....................       353,850
    500,000 San Jose, California, Redevelopment Agency Tax
            Allocation Bonds, Merged Area Redevelopment Project,
            (AMBAC), 5.000%, 08/01/07............................       530,150

 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- (continued)
 $  625,000 San Jose, California, Redevelopment Agency Tax
            Allocation Bonds, Merged Area Redevelopment Project,
            (AMBAC), 4.750%, 08/01/05............................   $   656,538
    300,000 San Mateo County, California, Joint Powers Financing
            Authority Revenue Bonds, San Mateo County Health Care
            Center, Series A, (FSA), 5.600%, 07/15/04............       318,783
    500,000 San Mateo County, California, Transportation
            Authority Revenue Bonds, Series A, (MBIA),
            4.200%, 06/01/04.....................................       516,690
    750,000 San Mateo County, California, Transportation
            District, Sales Tax Revenue Bonds, Series A, (FSA),
            5.000%, 06/01/09.....................................       792,435
    150,000 Santa Barbara County, California, Local
            Transportation Authority Sales Tax Revenue Bonds,
            (FGIC), 4.900%, 04/01/06.............................       156,030
  1,075,000 Santa Clara County, California, Financing Authority,
            Series A, (AMBAC),
            4.500%, 05/15/12.....................................     1,081,719
    175,000 Santa Clara County, California, Financing Authority,
            Series A, (AMBAC),
            4.300%, 11/15/03.....................................       180,520
    500,000 Santa Clara County, California, Transportation
            District, Sales Tax Revenue Bonds, Series A,
            4.500%, 06/01/06.....................................       519,185
  1,000,000 Southern California Public Power Authority Revenue
            Bonds, Series A, (MBIA),
            5.250%, 07/01/09.....................................     1,074,490
  1,000,000 University of California Revenue Bonds, Multi-Purpose
            Projects, Series A, (MBIA),
            6.000%, 09/01/02.....................................     1,017,520
    600,000 University of California Revenue Bonds, Multi-Purpose
            Projects, Series F, (FGIC),
            5.000%, 09/01/08.....................................       630,804
    500,000 Ventura County, California, Community College
            District Certificates of Participation, Financing
            Project, (AMBAC), 4.000%, 12/01/02...................       506,855
    250,000 West Basin, California, Municipal Water District
            Certificates of Participation, Series A, (AMBAC),
            3.875%, 08/01/02.....................................       251,755
                                                                    -----------
                                                                     46,195,145
                                                                    -----------

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2002
California Tax-Exempt Income Fund -- (continued)




 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- ESCROWED IN U.S. GOVERNMENTS -- 14.46%
 $  100,000 California Educational Facilities Authority Revenue
            Bonds, Santa Clara University Project, (MBIA),
            4.900%, 09/01/06 (Escrowed to Maturity)..............   $   106,093
    300,000 California State Public Works Board Lease Revenue
            Bonds, Secretary of State, Series A,
            6.750%, 12/01/12
            (Prerefunded 12/01/02 @ 102).........................       315,573
    260,000 California State Public Works Board Lease Revenue
            Bonds, Various California State University Projects,
            Series A,
            6.625%, 10/01/10
            (Prerefunded 10/01/02 @ 102).........................       271,261
    200,000 California State Public Works Board Lease Revenue
            Bonds, Various University of California Projects,
            Series A,
            6.600%, 12/01/22
            (Prerefunded 12/01/02 @ 102).........................       210,186
    200,000 California State Public Works Board Lease Revenue
            Bonds, Various University of California Projects,
            Series A, (AMBAC), 6.400%, 12/01/16
            (Prerefunded 12/01/02 @ 102).........................       209,924
  1,305,000 California State, General Obligation Bonds,
            5.900%, 04/01/23
            (Prerefunded 04/01/03 @ 102).........................     1,381,395
    750,000 California State, General Obligation Bonds, (FGIC),
            6.000%, 08/01/19
            (Prerefunded 08/01/04 @ 102).........................       820,252
    500,000 Central Coast Water Authority, California, Revenue
            Bonds, State Water Project, (AMBAC), 6.600%, 10/01/22
            (Prerefunded 10/01/02 @ 102).........................       521,595
  1,000,000 Long Beach, California, Water Revenue Bonds,
            6.250%, 05/01/24
            (Prerefunded 05/01/04 @ 102).........................     1,091,010
    175,000 Los Angeles County, California, Transportation
            Commission Sales Tax Revenue Bonds, Series A, 6.750%,
            07/01/19 (Prerefunded 07/01/02 @102).................       180,656
    125,000 Los Angeles, California, Department of Water & Power
            Revenue Bonds, (AMBAC),
            4.600%, 08/15/06
            (Escrowed to Maturity)...............................       130,416

 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- ESCROWED IN U.S. GOVERNMENTS -- (continued)
 $  125,000 Los Angeles, California, Department
            of Water & Power Revenue Bonds, (AMBAC),
            4.600%, 08/15/06
            (Prerefunded 08/15/03 @ 102).........................   $   131,475
    125,000 Northern California Power Agency, Public Power
            Revenue Bonds, Series A, (AMBAC), 5.600%, 07/01/06
            (Escrowed to Maturity)...............................       135,776
    750,000 Richmond, California, Redevelopment Agency Tax
            Allocation Bonds, Harbour Redevelopment Project,
            (FSA), 7.000%, 07/01/09 (Prerefunded 07/01/02 @
            102).................................................       774,690
    400,000 Sacramento County, California, Sanitation District
            Revenue Bonds, 5.500%, 12/01/05
            (Escrowed to Maturity)...............................       431,384
    825,000 San Bernardino County, California, Certificates of
            Participation, Medical Center Financing Project,
            Series A, (MBIA), 5.500%, 08/01/22
            (Prerefunded 08/01/05 @ 102).........................       901,725
    500,000 San Francisco, California, Bay Area Rapid Transit
            District, Sales Tax Revenue Bonds, (FGIC),
            5.500%, 07/01/20 (Prerefunded 07/01/05 @ 101)........       541,105
    250,000 Santa Monica-Malibu, Unified School District,
            California, General Obligation Bonds, Public School
            Facilities Reconstruction Projects, 5.500%, 08/01/15
            (Prerefunded 08/01/03 @ 102).........................       265,655
                                                                    -----------
                                                                      8,420,171
                                                                    -----------
   Shares
 ----------

 OTHER INVESTMENTS -- 4.42%
  1,253,210 Federated California Money Fund......................     1,253,210
  1,318,863 Provident California Money Fund......................     1,318,863
                                                                    -----------
                                                                      2,572,073
                                                                    -----------

TOTAL INVESTMENTS
(Cost $56,067,715*)........................................  98.21% $57,187,389
OTHER ASSETS & LIABILITIES (NET)...........................   1.79    1,042,453
                                                            ------  -----------
NET ASSETS................................................. 100.00% $58,229,842
                                                            ======  ===========

                       See Notes to Financial Statements

Excelsior Tax-Exempt Funds, Inc.
Portfolio of Investments March 31, 2002
California Tax-Exempt Income Fund -- (continued)




--------
* Aggregate cost for Federal tax and book purposes.
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
FSA--Financial Security Assurance
MBIA--Municipal Bond Insurance Assoc.

Notes:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.
 At March 31, 2002, approximately, 14% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, which the Fund relies on. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

 At March 31, 2002, approximately, 94% of the net assets are invested in California municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.
                       See Notes to Financial Statements

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

  Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") was incorporated under the laws of the State of Maryland on August 8, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

  Excelsior Tax-Exempt Fund currently offers shares in seven managed investment portfolios, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Long-Term Tax-Exempt Fund, Intermediate-Term Tax-Exempt Fund, Short-Term Tax-Exempt Securities Fund, New York Intermediate-Term Tax-Exempt Fund and California Tax-Exempt Income Fund (the "Portfolios"). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Tax-Exempt Fund in the preparation of the financial statements. Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In November 2000, the American Institute of Certified Public Accounts (the "AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Portfolios adopted the provisions of the Guide as required on April 1, 2001. The adoption of the Guide did not have a significant effect on the Portfolios' financial statements. The financial statements for the remaining portfolios of Excelsior Tax-Exempt Fund and Excelsior Funds, Inc. ("Excelsior Fund") are presented separately.

  (a) Portfolio valuation:

    Securities are valued each business day as of the close of the New York Stock Exchange after consultation with an independent pricing service (the "Service"). When in the judgement of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and ask prices (as calculated by the Service based upon its evaluation of the market for such securities). Short-term debt instruments with remaining maturities of 60 days or less, and variable rate demand notes and securities with put options exercisable within one year, are valued at amortized cost, which approximates market value. Securities and other assets for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by Excelsior Tax-Exempt Fund's Board of Directors.

  (b) Security transactions and investment income:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis.

  (c) Dividends and distributions to shareholders:

    Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

  (d) Expense allocation:

    Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated to the respective Portfolios based on average daily net assets.

2. Investment Advisory Fee, Administration Fee, Shareholder Servicing Agent and Related Party Transactions

  United States Trust Company of New York ("U.S. Trust NY ") and U.S. Trust Company (collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Portfolios. U.S. Trust has delegated the daily management of the security holdings of the California Tax-Exempt Income Fund to U.S. Trust Company, N.A. ("U.S. Trust, N.A."). For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rates of 0.30% of the average daily net assets of Short-Term Tax-Exempt Securities Fund, 0.35% of the average daily net assets of Intermediate-Term Tax-Exempt Fund and 0.50% of the average daily net assets of each of New York Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund and California Tax-Exempt Income Fund. U.S. Trust, N.A. is compensated only by U.S. Trust and receives no fee directly from California Tax-Exempt Income Fund. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. U.S. Trust, N.A. is a national bank. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab").

  U.S. Trust Company, SEI Investments Mutual Funds Services and Federated Services Company ("FSC") (collectively, the "Administrators") provide administrative services to Excelsior Tax-Exempt Fund. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Tax-Exempt Fund, Excelsior Funds, Inc. and Excelsior Funds Trust (excluding the international equity portfolios of Excelsior Funds, Inc. and Excelsior Funds Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. Prior to June 4, 2001, U.S. Trust Company, J.P. Morgan Investor Services Co. and FSC served as administrators for Excelsior Tax-Exempt Fund pursuant to administration agreements substantially similar to those currently in effect for the Portfolios. Effective June 4, 2001, and until further notice to the Portfolios, U.S. Trust Company has voluntarily agreed to waive its portion of the administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Portfolio. For the year ended March 31, 2002, administration fees charged by U.S. Trust Company, net of waivers, were as follows:

Long-Term Tax-Exempt Fund............................................. $ 89,707
Intermediate-Term Tax-Exempt Fund.....................................  265,593
Short-Term Tax-Exempt Securities Fund.................................   87,090
New York Intermediate-Term Tax-Exempt Fund............................  118,651
California Tax-Exempt Income Fund.....................................   40,829

  From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. For the year ended March 31, 2002, and until further notice, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Portfolio's average daily net assets:

Long-Term Tax-Exempt Fund................................................. 0.80%
Intermediate-Term Tax-Exempt Fund......................................... 0.65%
Short-Term Tax-Exempt Securities Fund..................................... 0.60%
New York Intermediate-Term Tax-Exempt Fund................................ 0.80%
California Tax-Exempt Income Fund......................................... 0.50%

  For the year ended March 31, 2002, pursuant to the above, U.S. Trust waived investment advisory fees totaling:

California Tax-Exempt Income Fund...................................... $116,140

  Excelsior Tax-Exempt Fund has also entered into administrative servicing agreements with various service organizations (which may include U.S. Trust and its affiliates) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization an administrative servicing fee at the annual rate of up to 0.40% of the average daily net asset value of its shares held by the service organizations' customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements.

  Administrative servicing fees paid to affiliates of U.S. Trust by the Portfolios amounted to $537,933 for the year ended March 31, 2002. U.S. Trust has voluntarily agreed to waive investment advisory and administrative fees payable by each Portfolio in an amount equal to the administrative servicing fee expense paid to subsidiaries of U.S. Trust Corporation. For the year ended March 31, 2002, U.S. Trust waived investment advisory and administrative fees in amounts equal to administrative servicing fees for the Portfolios as follows:

Long-Term Tax-Exempt Fund............................................. $ 86,319
Intermediate-Term Tax-Exempt Fund.....................................  299,947
Short-Term Tax-Exempt Securities Fund.................................   47,537
New York Intermediate-Term Tax-Exempt Fund............................   29,926
California Tax-Exempt Income Fund.....................................   74,204

  Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of Excelsior Tax-Exempt Fund. Shares of each Portfolio are sold without a sales charge on a continuous basis by the Distributor.

  Effective September 24, 2001, the Portfolios entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") under which BFDS provides shareholder servicing agency services to the Portfolios. Prior to September 24, 2001, J.P. Morgan Investor Services Co. acted as shareholder servicing agent to the Portfolios.

  Effective September 5, 2001, each Independent Director of the Portfolios receives an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $7,500. Each member of the Nominating Committee receives an annual fee of $1,000 for services in connection with this committee. Prior to September 5, 2001, each Independent Director of the Portfolios received an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and was reimbursed for expenses incurred for attending meetings. The Chairman received an additional annual fee of $5,000. Each member of the Nominating Committee received an annual fee of $2,000 for services in connection with this committee.

3. Purchases and Sales of Securities

  For the year ended March 31, 2002, purchases and sales and maturities of securities, excluding short-term investments, for the Portfolios aggregated:

                                                       Purchases      Sales
                                                      ------------ ------------
Long-Term Tax-Exempt Fund............................ $ 34,628,950 $ 43,620,650
Intermediate-Term Tax-Exempt Fund....................  237,906,800  217,054,343
Short-Term Tax-Exempt Securities Fund................  173,045,050  121,969,120
New York Intermediate-Term Tax-Exempt Fund...........   95,180,000   66,282,125
California Tax-Exempt Income Fund....................    4,859,167    2,002,978

4. Federal Taxes

  It is the policy of Excelsior Tax-Exempt Fund that each Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

  In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year ("Post-October losses"). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following reclassifications have been made to/from the following accounts:

                                                                     Accumulated
                                                      Undistributed      Net
                                                      Net Investment  Realized
                                                          Income     Gain (Loss)
                                                      -------------- -----------
Intermediate-Term Tax-Exempt Fund....................     $(946)        $946
Short-Term Tax-Exempt Securities Fund................      (889)         889

  The tax character of dividends and contributions paid during the years ended March 31, 2001 and March 31, 2002 were as follows:

                                                         Long-Term
                                    Tax-Exempt  Ordinary  Capital
                                      Income     Income     Gain       Total
                                    ----------- -------- ---------- -----------
   Long-Term Tax-Exempt Fund
    2001..........................  $ 5,189,048 $33,593         --  $ 5,222,641
    2002..........................    4,640,846  15,045         --    4,655,891
   Intermediate-Term Tax-Exempt
    Fund
    2001..........................   12,648,216     --          --   12,648,216
    2002..........................   13,510,639     --   $2,341,038  15,851,677
   Short-Term Tax-Exempt
    Securities Fund
    2001..........................    2,307,146     --          --    2,307,146
    2002..........................    3,092,479     --      220,927   3,313,406
   New York Intermediate-Term Tax-
    Exempt Fund
    2001..........................    5,204,596   9,588         --    5,214,184
    2002..........................    5,806,511     --          --    5,806,511
   California Tax-Exempt Income
    Fund
    2001..........................    2,201,490     --          --    2,201,490
    2002..........................    2,008,228     --       80,718   2,088,946

  As of March 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                             Long-Term   Post-                    Unrealized      Other
                         Tax-Exempt Ordinary  Capital   October   Capital Loss   Appreciation   Temporary
                           Income    Income    Gain     Losses    Carryforward  (Depreciation) Difference      Total
                         ---------- -------- --------- ---------  ------------  -------------- -----------  -----------
Long-Term Tax-Exempt
 Fund................... $  391,098  $1,231       --         --   $(4,087,861)   $(1,606,294)  $  (368,690) $(5,670,516)
Intermediate-Term Tax-
 Exempt Fund............  1,247,179     --        --   $(116,780)         --       5,451,070    (1,159,381)   5,422,088
Short-Term Tax-Exempt
 Securities Fund........    294,350     --        --     (92,266)         --         178,068      (283,440)      96,712
New York
 Intermediate-Term
 Tax-Exempt Fund........    532,304     --        --         --      (862,554)     2,296,201      (532,795)   1,433,156
California Tax-Exempt
 Income Fund............    193,147     --    $11,909        --           --       1,119,674      (174,585)   1,150,145

  Post-October losses are deemed to arise on the first business day of a Portfolio's next taxable year.

  For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gain distributions will be reduced. At March 31, 2002, the following Portfolios had capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                                    Expiration Date Expiration Date
                                       March 31,       March 31,
                                         2008            2009         Total
                                    --------------- --------------- ----------
Long-Term Tax-Exempt Fund..........    $388,011       $3,699,850    $4,087,861
New York Intermediate-Term Tax-
 Exempt Fund.......................     302,154          560,400       862,554

  During the year ended March 31, 2002, the Long-Term Tax-Exempt Fund, Intermediate-Term Tax-Exempt Fund, Short-Term Tax-Exempt Securities Fund and New York Intermediate-Term Tax-Exempt Fund utilized capital loss carryforwards totaling $1,302,359, $2,631,581, $821,063 and $1,050,794, respectively, to offset realized capital gains.

  At March 31, 2002, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                           Federal     Tax Basis     Tax Basis    Net Unrealized
                             Tax       Unrealized    Unrealized    Appreciation
                             Cost     Appreciation (Depreciation) (Depreciation)
                         ------------ ------------ -------------- --------------
Long-Term Tax-Exempt
 Fund................... $115,929,654  $  701,293   $(2,307,587)   $(1,606,294)
Intermediate-Term Tax-
 Exempt Fund............  347,992,816   7,394,571    (1,943,501)     5,451,070
Short-Term Tax-Exempt
 Securities Fund........  154,786,779     430,677      (252,609)       178,068
New York Intermediate-
 Term Tax-Exempt Fund...  174,670,869   3,054,834      (758,633)     2,296,201
California Tax-Exempt
 Income Fund............   56,067,715   1,279,357      (159,683)     1,119,674

5. Common Stock

  Excelsior Tax-Exempt Fund currently has authorized capital of 24 billion shares of Common Stock, 15 billion of which is currently classified to represent interests in one of seven separate investment portfolios. Authorized capital currently classified for each Portfolio is as follows: 1.5 billion shares each of Long-Term Tax-Exempt Fund, Intermediate-Term Tax-Exempt Fund, Short-Term Tax-Exempt Securities Fund, New York Intermediate-Term Tax-Exempt Fund, and California Tax-Exempt Income Fund.

  Each share has a par value of $.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable and tax-exempt earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Tax-Exempt Fund's Board of Directors.

                                     Long-Term Tax-Exempt Fund
                         ----------------------------------------------------
                                Year Ended                 Year Ended
                                 03/31/02                   03/31/01
                         --------------------------  ------------------------
                           Shares        Amount        Shares       Amount
                         -----------  -------------  ----------  ------------
Sold....................   4,230,527  $  40,579,294   5,655,280  $ 52,947,087
Issued as reinvestment
 of dividends...........      71,267        684,730     112,184     1,032,818
Redeemed................  (6,230,420)   (59,705,770) (5,252,480)  (48,280,155)
                         -----------  -------------  ----------  ------------
Net Increase
 (Decrease).............  (1,928,626) $ (18,441,746)    514,984  $  5,699,750
                         ===========  =============  ==========  ============
                                 Intermediate-Term Tax-Exempt Fund
                         ----------------------------------------------------
                                Year Ended                 Year Ended
                                 03/31/02                   03/31/01
                         --------------------------  ------------------------
                           Shares        Amount        Shares       Amount
                         -----------  -------------  ----------  ------------
Sold....................  16,347,909  $ 156,536,673  11,608,395  $108,051,249
Issued as reinvestment
 of dividends...........     119,181      1,124,576      77,882       722,196
Redeemed................ (12,717,606)  (121,633,624) (8,349,730)  (76,945,832)
                         -----------  -------------  ----------  ------------
Net Increase............   3,749,484  $  36,027,625   3,336,547  $ 31,827,613
                         ===========  =============  ==========  ============
                               Short-Term Tax-Exempt Securities Fund
                         ----------------------------------------------------
                                Year Ended                 Year Ended
                                 03/31/02                   03/31/01
                         --------------------------  ------------------------
                           Shares        Amount        Shares       Amount
                         -----------  -------------  ----------  ------------
Sold....................  16,981,561  $ 122,288,863   5,990,897  $ 42,625,010
Issued as reinvestment
 of dividends...........      22,648        162,787      21,357       151,126
Redeemed................  (5,544,221)   (39,918,491) (2,087,916)  (14,732,858)
                         -----------  -------------  ----------  ------------
Net Increase............  11,459,988  $  82,533,159   3,924,338  $ 28,043,278
                         ===========  =============  ==========  ============
                            New York Intermediate-Term Tax-Exempt Fund
                         ----------------------------------------------------
                                Year Ended                 Year Ended
                                 03/31/02                   03/31/01
                         --------------------------  ------------------------
                           Shares        Amount        Shares       Amount
                         -----------  -------------  ----------  ------------
Sold....................   8,841,802  $  78,339,819   4,294,998  $ 36,747,745
Issued as reinvestment
 of dividends...........      47,476        420,246      41,353       354,246
Redeemed................  (4,816,294)   (42,773,441) (3,129,431)  (26,728,294)
                         -----------  -------------  ----------  ------------
Net Increase............   4,072,984  $  35,986,624   1,206,920  $ 10,373,697
                         ===========  =============  ==========  ============

                                  California Tax-Exempt Income Fund
                            -------------------------------------------------
                                  Year Ended               Year Ended
                                   03/31/02                 03/31/01
                            -----------------------  ------------------------
                              Shares      Amount       Shares       Amount
                            ----------  -----------  ----------  ------------
Sold.......................  2,257,796  $16,640,853   1,523,326  $ 10,965,705
Issued as reinvestment of
 dividends.................      8,439       62,066       4,926        35,356
Redeemed................... (1,734,047) (12,746,728) (3,249,014)  (23,392,003)
                            ----------  -----------  ----------  ------------
Net Increase (Decrease)....    532,188  $ 3,956,191  (1,720,762) $(12,390,942)
                            ==========  ===========  ==========  ============

6. Line of Credit

  The Portfolios and other affiliated funds participate in a $50 million unsecured line of credit provided by The JPMorgan Chase Bank under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.50% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended March 31, 2002, the Portfolios had no borrowings under the agreement.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Boards of Directors of Excelsior Tax-Exempt Funds, Inc.

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Long-Term Tax-Exempt, Intermediate-Term Tax-Exempt, Short-Term Tax-Exempt Securities, New York Intermediate-Term Tax-Exempt, and California Tax-Exempt Income Funds (five of the portfolios constituting the Excelsior Tax-Exempt Funds, Inc.) (the "Funds") as of March 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Long-Term Tax-Exempt, Intermediate-Term Tax- Exempt, Short-Term Tax-Exempt Securities, New York Intermediate-Term Tax-Exempt, and California Tax-Exempt Income Funds at March 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Boston, Massachusetts
May 10, 2002

  Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

  Information pertaining to the directors/trustees and officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a "Company" and collectively, the "Excelsior Funds Complex") is set forth below. Directors/Trustees who are not deemed to be "interested persons" of the Excelsior Funds Complex as defined in the 1940 Act are referred to as "Independent Board Members." Directors/trustees who are deemed to be "interested persons" of the Excelsior Funds Complex are referred to as "Interested Board Members." Currently, the Excelsior Funds Complex does not have any Interested Board Members.

                                                                                      Number of
                                                                                    Portfolios in
                                            Term of                                   Excelsior
                     Position(s)           Office and                               Funds Complex     Other
                      Held with            Length of                                 Overseen by  Directorships
   Name, Address,        each                 Time       Principal Occupation(s)        Board     Held by Board
       Age(1)          Company             Served(2)       During Past 5 Years        Member(3)     Member(4)
   --------------    -----------------     ---------- ----------------------------  ------------- -------------
 INDEPENDENT BOARD MEMBERS
 Frederick S. Wonham    Director/Trustee,  Since 1997 Retired; Chairman of the            33          None
  Age: 70               Chairman of                   Board (since 1997) and
                        the Board                     President, Treasurer and
                                                      Director (since 1995) of
                                                      Excelsior Fund and Excelsior
                                                      Tax-Exempt Fund; Chairman of
                                                      the Boards (since 1997),
                                                      President, Treasurer and
                                                      Trustee (since 1995) of
                                                      Excelsior Funds Trust; Vice
                                                      Chairman of U.S. Trust
                                                      Corporation and U.S. Trust
                                                      New York (from February 1990
                                                      until September 1995); and
                                                      Chairman, U.S. Trust Company
                                                      (from March 1993 to May
                                                      1997).

 Rodman L. Drake        Director/Trustee   Since 1994 Director of Excelsior Fund          33          None
  Age: 59                                             and Excelsior Tax-Exempt
                                                      Fund (since 1996); Trustee
                                                      of Excelsior Funds Trust
                                                      (since 1994); Director,
                                                      Parsons Brinkerhoff, Inc.
                                                      (engineering firm) (since
                                                      1995); President,
                                                      Continuation Investments
                                                      Group, Inc. (since 1997);
                                                      President, Mandrake Group
                                                      (investment and consulting
                                                      firm) (1994-1997); Chairman,
                                                      MetroCashcard International
                                                      Inc. (since 1999); Director,
                                                      Hotelivision, Inc. (since
                                                      1999); Director, Alliance
                                                      Group Services, Inc. (since
                                                      1998); Director, Clean Fuels
                                                      Technology Corp. (since
                                                      1998); Director, Absolute
                                                      Quality Inc.(since 2000);
                                                      Director, Hyperion Total
                                                      Return Fund, Inc. and three
                                                      other funds for which
                                                      Hyperion Capital Management,
                                                      Inc. serves as investment
                                                      adviser (since 1991);
                                                      Director, The Latin America
                                                      Smaller Companies Fund, Inc.
                                                      (from 1993 to 1998).

                                                                                   Number of
                                                                                 Portfolios in
                                         Term of                                   Excelsior
                                        Office and                               Funds Complex     Other
                  Position(s)           Length of                                 Overseen by  Directorships
 Name, Address,  Held with each            Time       Principal Occupation(s)        Board     Held by Board
     Age(1)         Company             Served(2)       During Past 5 Years        Member(3)     Member(4)
 --------------   ----------------      ---------- ----------------------------  ------------- -------------
 Ralph E. Gomory    Director/Trustee      Since    Director of Excelsior Fund          33          None
  Age: 72                               September  and Excelsior Tax-Exempt
                                           2001    Fund and Trustee of
                                                   Excelsior Funds Trust (since
                                                   September 2001); President,
                                                   Alfred P. Sloan Foundation
                                                   (since 1989); Director,
                                                   Ashland, Inc. (refining,
                                                   distribution, road
                                                   construction) (since 1989);
                                                   Director, Lexmark
                                                   International, Inc. (printer
                                                   manufacturing) (since 1991);
                                                   Director, Washington Post
                                                   Company (media) (since
                                                   1989); Director, Polariod
                                                   Company (cameras and film)
                                                   (since 1993).

 Mel Hall           Director/Trustee      Since    Director of Excelsior Fund          33          None
  Age: 57                                  2000    and Excelsior Tax-Exempt
                                                   Fund (since July 2000);
                                                   Trustee of Excelsior Funds
                                                   Trust (since July 2000);
                                                   Chief Executive Officer,
                                                   Comprehensive Health
                                                   Services, Inc. (health care
                                                   management and
                                                   administration).

 Roger M. Lynch     Director/Trustee      Since    Director of Excelsior Fund          33          None
  Age: 61                               September  and Excelsior Tax-Exempt
                                           2001    Fund and Trustee of
                                                   Excelsior Funds Trust (since
                                                   September 2001); Retired:
                                                   Chairman of the Board of
                                                   Trustees of Fairfield
                                                   University (since 1996);
                                                   Director, SLD Commodities,
                                                   Inc. (importer of nuts)
                                                   (since 1991); President,
                                                   Corporate Asset Funding Co.,
                                                   Inc. (asset securitization)
                                                   (from 1987 to 1999); General
                                                   Partner (from 1980 to 1986)
                                                   and Limited Partner (from
                                                   1986 to 1999), Goldman Sachs
                                                   & Co.; Chairman, Goldman
                                                   Sachs Money Markets, Inc.
                                                   (from 1982 to 1986).

 Jonathan Piel      Director/Trustee      Since    Director of Excelsior Fund          33          None
  Age: 63                                  1994    and Excelsior Tax-Exempt
                                                   Fund (since 1996); Trustee
                                                   of Excelsior Funds Trust
                                                   (since 1994); Director,
                                                   Group for The South Fork,
                                                   Bridgehampton, New York
                                                   (since 1993); and Member,
                                                   Advisory Committee, Knight
                                                   Journalism Fellowships,
                                                   Massachusetts Institute of
                                                   Technology (since 1984);
                                                   Candidate for the degree of
                                                   Master of Professional
                                                   Studies, Interactive
                                                   Telecommunication Program,
                                                   Tisch School of the Arts,
                                                   New York University;
                                                   expected date of Graduation,
                                                   May 2002.

                                                                                   Number of
                                                                                 Portfolios in
                                       Term of                                     Excelsior
                                     Office and                                  Funds Complex     Other
                      Position(s)     Length of                                   Overseen by  Directorships
   Name, Address,    Held with each     Time         Principal Occupation(s)         Board     Held by Board
       Age(1)           Company       Served(2)        During Past 5 Years         Member(3)     Member(4)
   --------------    -------------- ------------- ----------------------------   ------------- -------------
 OFFICERS
 Stephen C.           President     Since         Executive Vice President,           N/A           N/A
  Hassenfelt Age:                   February 2002 U.S. Trust Corporation
  52                                              (since January 2002);
                                                  Chairman, U.S. Trust Company
                                                  of North Carolina (since
                                                  1999); Chairman and Chief
                                                  Executive Officer, NCT
                                                  Opportunities, Inc. (since
                                                  1994); Chairman and founder,
                                                  North Carolina Trust Company
                                                  (from 1984 to 1999);
                                                  Director, Guilford Mills,
                                                  Inc. (since 1989) and The
                                                  Tenner Companies (since
                                                  1993).

 Brian Schmidt        Vice          Since 2001    Senior Vice President, U.S.         N/A           N/A
  225 High Ridge      President,                  Trust Company (since 1998);
  Road Stamford, CT   Chief                       Vice President, U.S. Trust
  06905 Age: 43       Financial                   Company (from 1996-1998);
                      Officer and                 Vice President, Chief
                      Treasurer                   Financial Officer and
                                                  Treasurer, Excelsior Fund,
                                                  Excelsior Tax-Exempt Fund
                                                  and Excelsior Funds Trust
                                                  (since February 2001); Chief
                                                  Financial Officer, Excelsior
                                                  Venture Investors III, LLC
                                                  and Excelsior Venture
                                                  Partners III, LLC (since
                                                  2001); Chief Financial
                                                  Officer, Excelsior Private
                                                  Equity Fund II, Inc. (since
                                                  1997) and UST Private Equity
                                                  Fund, Inc. (since 1995).

 Frank Bruno          Vice          Since 2001    Vice President, U.S. Trust          N/A           N/A
  225 High Ridge      President                   Company (since 1994); Vice
  Road Stamford, CT   and                         President and Assistant
  06905 Age: 42       Assistant                   Treasurer, Excelsior Fund,
                      Treasurer                   Excelsior Tax-Exempt Fund
                                                  and Excelsior Funds Trust
                                                  (since February 2001);
                                                  Treasurer, Excelsior Venture
                                                  Investors III, LLC and
                                                  Excelsior Venture Partners
                                                  III, LLC (since 2001),
                                                  Excelsior Private Equity
                                                  Fund II, Inc. (since 1997)
                                                  and UST Private Equity Fund,
                                                  Inc. (since 1995).

 W. Bruce McConnel,   Secretary     Since 1984    Partner of the law firm of          N/A           N/A
  III One Logan                                   Drinker Biddle & Reath LLP.
  Square 18th and
  Cherry Streets
  Philadelphia, PA
  19103-6996
  Age: 59

                                                                                   Number of
                                                                                 Portfolios in
                                         Term of                                   Excelsior
                                        Office and                               Funds Complex     Other
                          Position(s)   Length of                                 Overseen by  Directorships
  Name, Address,         Held with each    Time       Principal Occupation(s)        Board     Held by Board
      Age(1)                Company     Served(2)       During Past 5 Years        Member(3)     Member(4)
  --------------         -------------- ---------- ----------------------------  ------------- -------------
Diane E. McCarthy         Assistant     Since      Partner of the law firm of         N/A           N/A
 One Logan Square         Secretary     February   Drinker Biddle & Reath LLP.
 18th and Cherry Streets                2002
 Philadelphia, PA
 19103-6996
 Age: 50

Julia Babik               Assistant     Since 2001 Employed by SEI Investments        N/A           N/A
 530 East                 Treasurer                since May 1993. Director of
 Swedesford Road                                   Funds Accounting, SEI
 Wayne, PA 19087                                   Investments, since 2000;
 Age: 33                                           Fund Accounting Manager,
                                                   1997-2000.

Timothy D. Barto          Assistant     Since 2001 Employed by SEI Investments        N/A           N/A
 One Freedom              Treasurer                since October 1999. Vice
 Valley Drive                                      President and Assistant
 Oaks, PA 19456                                    Secretary of SEI Investments
 Age: 34                                           since December 1999.
                                                   Associate at Dechert, Price
                                                   & Rhoads (1997-1999).
                                                   Associate at Richter, Miller
                                                   & Finn (1993-1997).

--------
(1) Each director/trustee may be contacted by writing to Excelsior Funds, One Freedom Valley Drive, Oaks, PA 19456.
(2) Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns is removed, or becomes disqualified in accordance with each Company's by-laws.
(3) The Excelsior Funds Complex consists of all registered investment companies (Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of March 31, 2002, the Excelsior Funds Complex consisted of 33 Funds.
(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

        VOTING RESULTS OF SPECIAL MEETINGS OF SHAREHOLDERS: (UNAUDITED)

  On September 7, 2001 there was a special meeting of the shareholders of Excelsior Funds Trust, at such meeting shareholders of were asked to consider two proposals. The following were the results of the vote by proposal:

    1. To consider and act upon a proposal to elect Messrs. Drake, Gomory, Hall, Lynch, Piel and Wonham as Trustees of Excelsior Funds Trust.

     For the proposal................................................ 74,992,212
     Against the proposal............................................    104,955
     Abstain.........................................................          0

    2. The ratification of the selection of Ernst & Young LLP as independent auditors for Excelsior Funds Trust.

     For the proposal................................................ 74,983,840
     Against the proposal............................................     51,955
     Abstain.........................................................     61,677

  On September 7, 2001 and continued until September 14, 2001, there was a special meeting of the shareholders of Excelsior Funds Inc. and Excelsior Tax-Exempt Funds, Inc., at such meeting shareholders were asked to consider two proposals. The following were the results of the vote by proposal:

    1. To consider and act upon a proposal to elect Messrs. Drake, Gomory, Hall, Lynch, Piel and Wonham as Trustees of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.

     For the proposal............................................. 2,605,422,870
     Against the proposal.........................................    46,506,773
     Abstain......................................................             0

    2. The ratification of the selection of Ernst & Young LLP as independent auditors for Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.

     For the proposal............................................. 2,617,069,459
     Against the proposal.........................................    31,498,404
     Abstain......................................................     3,361,780

                      Federal Tax Information: (Unaudited)

  For the year ended March 31, 2002, the designation of long-term capital gain and percentage of exempt interest dividends paid are approximated as follows:

                                                    20%
                                                 Long-Term         Exempt
                                                Capital Gain Interest Dividends
                                                ------------ ------------------
Long-Term Tax-Exempt Fund......................         --         99.68%
Intermediate-Term Tax-Exempt Fund..............  $2,341,038        85.17%
Short-Term Tax-Exempt Securities Fund..........     220,927        93.30%
New York Intermediate-Term Tax-Exempt Fund.....         --        100.00%
California Tax-Exempt Income Fund..............      80,718        96.13%

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